OMB APPROVAL

OMB Number:	3235-0059
Expires:	February 28, 2006
Estimated average burden hours per response	12.75

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

SCS Transportation, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held April 20, 2005

To Our Shareholders:
      We cordially invite you to attend the 2005 annual meeting of shareholders of SCS Transportation, Inc. The meeting will take place at the Marriott Country Club Plaza, 4445 Main Street, Kansas City, MO 64111 on April 20, 2005, at 10:00 a.m. local time. We look forward to your attendance either in person or by proxy.
      The purpose of the meeting is to:

1. Elect three directors, each for a term of three years;

2. Ratify the appointment of KPMG LLP as SCS Transportation, Inc.’s independent auditors for fiscal year 2005;

3. Consider and vote upon proposed amendments to the SCS Transportation, Inc. 2003 Omnibus Incentive Plan; and

4. Transact any other business that may properly come before the meeting and any postponement or adjournment of the meeting.
      Only shareholders of record at the close of business on February 22, 2005 may vote at the meeting or any postponements or adjournments of the meeting.

By order of the Board of Directors,

James J. Bellinghausen
Secretary
March 11, 2005
      Please complete, date, sign and return the accompanying proxy card or vote electronically via the Internet or by telephone. The enclosed return envelope requires no additional postage if mailed in either the United States or Canada.
      If you are a registered shareholder, you may elect to have next year’s proxy statement and annual report made available to you via the Internet. We strongly encourage you to enroll in this service. It is a cost-effective way for us to send you proxy materials and annual reports.
      Your vote is very important. Please vote whether or not you plan to attend the meeting.

INFORMATION ABOUT THE ANNUAL MEETING
PROPOSAL 1 ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
DIRECTORS’ COMPENSATION
CONSIDERATION OF DIRECTOR NOMINEES
SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
STOCK OWNERSHIP
STOCK PERFORMANCE GRAPH
REPORT ON EXECUTIVE COMPENSATION OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
SUMMARY COMPENSATION TABLE
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
LONG-TERM INCENTIVE PLANS -- AWARDS IN LAST FISCAL YEAR
RETIREMENT PLANS
EMPLOYMENT CONTRACTS AND CHANGE-IN-CONTROL ARRANGEMENTS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
PROPOSAL 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
PROPOSAL 3 APPROVAL OF AMENDMENTS TO THE SCS TRANSPORTATION, INC. 2003 OMNIBUS INCENTIVE PLAN
SUMMARY OF THE 2003 OMNIBUS INCENTIVE PLAN, AS AMENDED AND RESTATED, SUBJECT TO SHAREHOLDER APPROVAL
OTHER MATTERS
ADDITIONAL INFORMATION
Exhibit A
AUDIT COMMITTEE CHARTER
Exhibit B

SCS Transportation, Inc.
4435 Main Street, Suite 930
Kansas City, MO 64111
2005 PROXY STATEMENT
       The Board of Directors of SCS Transportation, Inc. (“SCS Transportation” or the “Company”) is furnishing you this proxy statement in connection with the solicitation of proxies on its behalf for the 2005 annual meeting of shareholders. The meeting will take place at the Marriott Country Club Plaza, 4445 Main Street, Kansas City, MO 64111 on April 20, 2005, at 10:00 a.m. local time. At the meeting, shareholders will vote on the election of three directors, the ratification of the appointment of KPMG LLP as SCS Transportation’s independent auditors for fiscal year 2005, proposed amendments to the SCS Transportation, Inc. 2003 Omnibus Incentive Plan and will transact any other business that may properly come before the meeting although we know of no other business to be presented.
      By submitting your proxy (either by signing and returning the enclosed proxy card or by voting electronically on the Internet or by telephone), you authorize Douglas W. Rockel, a director of SCS Transportation, Herbert A. Trucksess, III, Chairman, President and Chief Executive Officer of SCS Transportation, and James J. Bellinghausen, SCS Transportation’s Vice President -Finance, Chief Financial Officer and Secretary, to represent you and vote your shares at the meeting in accordance with your instructions. They also may vote your shares to adjourn the meeting and will be authorized to vote your shares at any postponements or adjournments of the meeting.
      SCS Transportation’s Annual Report to Shareholders for the fiscal year ended December 31, 2004, which includes SCS Transportation’s audited annual financial statements, accompanies this proxy statement. Although the Annual Report is being distributed with this proxy statement, it does not constitute a part of the proxy solicitation materials and is not incorporated by reference into this proxy statement.
      We are first sending this proxy statement, form of proxy and accompanying materials to shareholders on or about March 11, 2005.
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY SUBMIT YOUR PROXY EITHER IN THE ENCLOSED ENVELOPE, VIA THE INTERNET OR BY TELEPHONE.
INFORMATION ABOUT THE ANNUAL MEETING
What is the purpose of the annual meeting?
      At the annual meeting, the shareholders will be asked to:

1. Elect three directors, each for a term of three years;

2. Ratify the appointment of KPMG LLP as SCS Transportation’s independent auditors for fiscal year 2005; and

3. Consider and vote upon proposed amendments to the SCS Transportation, Inc. 2003 Omnibus Incentive Plan.
      Shareholders also will transact any other business that may properly come before the meeting. Members of SCS Transportation’s management team and a representative of KPMG LLP, SCS Transportation’s independent auditors, will be present at the meeting to respond to appropriate questions from shareholders.

Who is entitled to vote?
      The record date for the meeting is February 22, 2005. Only shareholders of record at the close of business on that date are entitled to vote at the meeting. The only class of stock entitled to be voted at the meeting is SCS Transportation’s common stock. Each outstanding share of common stock is entitled to one vote for all matters before the meeting. At the close of business on the record date there were 15,138,507 shares of SCS Transportation common stock outstanding.
Am I entitled to vote if my shares are held in “street name”?
      If your shares are held by a bank or brokerage firm, you are considered the “beneficial owner” of shares held in “street name.” If your shares are held in street name, these proxy materials are being forwarded to you by your bank or brokerage firm (the “record holder”), along with a voting instruction card. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given.
      As the beneficial owner of shares, you are invited to attend the annual meeting. If you are a beneficial owner, however, you may not vote your shares in person at the meeting unless you obtain a proxy form from the record holder of your shares.
How many shares must be present to hold the meeting?
      A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions or treated as broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.
What if a quorum is not present at the meeting?
      If a quorum is not present at the scheduled time of the meeting, the shareholders who are represented may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given.
How do I vote?
      1. You May Vote by Mail. If you properly complete and sign the accompanying proxy card and return it in the enclosed envelope, it will be voted in accordance with your instructions. The enclosed envelope requires no additional postage if mailed in either the United States or Canada.
      2. You May Vote by Telephone or on the Internet. If you are a registered shareholder (that is, if you hold your stock directly and not in street name), you may vote by telephone or on the Internet by following the instructions included on the proxy card. If you vote by telephone or on the Internet, you do not have to mail in your proxy card. Internet and telephone voting are available 24 hours a day. Votes submitted through the Internet or by telephone must be received by 11:59 p.m. Eastern time on April 19, 2005.
      If your shares are held in street name, you still may be able to vote your shares electronically by telephone or on the Internet. A large number of banks and brokerage firms participate in a program provided through ADP Investor Communications Services that offers telephone and Internet voting options. If your shares are held in an account at a bank or brokerage firm that participates in the ADP program, you may vote those shares electronically by telephone or on the Internet by following the instructions set forth on the voting form provided to you.

NOTE:	If you are a registered shareholder, you may elect to have next year’s proxy statement and annual report made available to you via the Internet. We strongly encourage you to enroll in this service. It is a cost-effective way for us to send you proxy materials and annual reports.
      3. You May Vote in Person at the Meeting. If you are a registered shareholder and attend the meeting, you may deliver your completed proxy card in person. Additionally, we will pass out written ballots to registered shareholders who wish to vote in person at the meeting. Beneficial owners of shares held in street name who wish to vote at the meeting will need to obtain a proxy form from their record holder.
Can I change my vote after I submit my proxy?
      Yes, you may revoke your proxy and change your vote:

•	by signing another proxy with a later date;

•	by voting by telephone or on the Internet (your latest telephone or Internet vote is counted); or

•	if you are a registered shareholder, by giving written notice of such revocation to the Secretary of SCS Transportation prior to or at the meeting or by voting in person at the meeting.
      Your attendance at the meeting itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote in person at the meeting.
Who will count the votes?
      SCS Transportation’s transfer agent, Mellon Investor Services LLC, will tabulate and certify the votes. A representative of the transfer agent will serve as an inspector of election.
How does the Board of Directors recommend I vote on the proposals?
      Your Board recommends that you vote:

•	FOR the election of the three nominees to the Board of Directors;

•	FOR the ratification of KPMG LLP as SCS Transportation’s independent auditors; and

•	FOR the proposed amendments to the SCS Transportation, Inc. 2003 Omnibus Incentive Plan.
What if I do not specify how my shares are to be voted?
      If you submit a proxy but do not indicate any voting instructions, your shares will be voted:

•	FOR the election of the three nominees to the Board of Directors;

•	FOR the ratification of KPMG LLP as SCS Transportation’s independent auditors; and

•	FOR the proposed amendments to the SCS Transportation, Inc. 2003 Omnibus Incentive Plan.
Will any other business be conducted at the meeting?
      We know of no other business that will be presented at the meeting. If any other matter properly comes before the shareholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their best judgment.
How many votes are required to elect the director nominees?
      The affirmative vote of a plurality of the votes cast at the meeting is required to elect the three nominees as directors. This means that the three nominees will be elected if they receive more affirmative votes than any other person. If you vote “Withheld” with respect to one or more nominees, your shares will not be voted with respect to the person or persons indicated, although they will be counted for purposes of determining whether there is a quorum.
What happens if a nominee is unable to stand for election?
      If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.
How many votes are required to ratify the appointment of SCS Transportation’s independent auditors?
      The ratification of the appointment of KPMG LLP as SCS Transportation’s independent auditors requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote.
How many votes are required to approve the proposed amendments to the SCS Transportation, Inc. 2003 Omnibus Incentive Plan?
      The approval of the proposed amendments to the SCS Transportation, Inc. 2003 Omnibus Incentive Plan requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote.
How will abstentions be treated?
      Abstentions will be treated as shares present for quorum purposes and entitled to vote, so they will have the same practical effect as votes against a proposal.
How will broker non-votes be treated?
      Broker non-votes will be treated as shares present for quorum purposes, but not entitled to vote, so they will not affect the outcome of any proposal.
PROPOSAL 1
ELECTION OF DIRECTORS
Current Nominees
      The Board of Directors currently consists of seven directors divided into three classes (Class I, Class II and Class III). Directors in each class are elected to serve for three-year terms that expire in successive years. The terms of the Class III directors will expire at the upcoming annual meeting. Klaus E. Agthe, currently a Class III director, is retiring from the Board effective at the annual meeting. The Board of Directors has nominated Linda J. French, William F. Martin, Jr., and Björn E. Olsson for election as Class III directors for three-year terms expiring at the annual meeting of shareholders to be held in 2008 and until their successors are elected and qualified. Ms. French and Mr. Martin currently serve as Class III directors. Ms. French was recommended to the Nominating and Governance Committee by Mr. John Holland, a member of the Nominating and Governance Committee and by Mr. Greg Drown, Treasurer of SCS Transportation. Mr. Martin was recommended to the Nominating and Governance Committee by Mr. Agthe, a retiring Class III director, and by Mr. Trucksess, SCS Transportation’s Chairman, President and Chief Executive Officer. Mr. Olsson was recommended to the Nominating and Governance Committee by Mr. Drown.
      Each nominee has consented to being named in this proxy statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.

      The affirmative vote of a plurality of the votes cast at the meeting is required to elect the three nominees as directors. This means that the three nominees will be elected if they receive more affirmative votes than any other person.
      YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE THREE NOMINEES.
      The following table sets forth, with respect to each nominee, the nominee’s name, age, principal occupation and employment during the past five years, the year in which the nominee first became a director of SCS Transportation and directorships held in other public companies.
NOMINEES FOR ELECTION AS
CLASS III DIRECTORS FOR A THREE-YEAR
TERM EXPIRING AT THE 2008 ANNUAL MEETING

Director, Year First Elected as Director	Age	Principal Occupation, Business and Directorships

Linda J. French, 2004	57	Ms. French is retired from her position as assistant professor of business administration at William Jewell College in Liberty, Missouri, where she served from 1997 to August 2001. Prior to joining the William Jewell faculty, Ms. French was a partner at the law firm of Blackwell Sanders Peper Martin and was an executive officer of Payless Cashways, Inc.
William F. Martin, Jr., 2004	57	Mr. Martin retired from Yellow Corporation, the former parent company of SCS Transportation, Inc., now known as Yellow Roadway Corporation, in 2002, after 25 years of service. He had been senior vice president of legal, general counsel and corporate secretary of Yellow Corporation.
Björn E. Olsson	59	Mr. Olsson served on the Resident Management Team at George K. Baum & Company, an investment bank, from September 2001 to September 2004. Prior to that time Mr. Olsson was President and Chief Executive Officer/Chief Operating Officer of Harmon Industries, Inc., a publicly-traded supplier of signal and train control systems to the transportation industry, from August 1990 to November 2000. Mr. Olsson is not currently a director of SCS Transportation.
Continuing Directors
      The terms of SCS Transportation’s two Class I directors expire at the annual meeting of shareholders to be held in 2006. The terms of SCS Transportation’s two Class II directors expire at the annual meeting of shareholders to be held in 2007. The following tables set forth, with respect to each Class I and Class II director, his name, age, principal occupation and employment during the past five years, the year in which he first became a director of SCS Transportation and directorships held in other public companies.
CLASS I DIRECTORS CONTINUING IN OFFICE
WHOSE TERMS EXPIRE AT THE 2006 ANNUAL MEETING

Director, Year First Elected as Director	Age	Principal Occupation, Business and Directorships

Herbert A. Trucksess, III, 2000	55	Mr. Trucksess is Chairman of the Board of Directors, President and Chief Executive Officer of SCS Transportation. He was named President and Chief Executive Officer of the Yellow Regional Transportation Group (now SCS Transportation, Inc.) in February 2000.
James A. Olson, 2002	62	Mr. Olson is the Chief Financial Officer of Plaza Belmont LLC, a private equity fund. He retired in March 1999 from Ernst & Young LLP after 32 years. Mr. Olson is a member of the Board of Trustees of Entertainment Properties Trust, a publicly-traded real estate investment trust.
CLASS II DIRECTORS CONTINUING IN OFFICE
WHOSE TERMS EXPIRE AT THE 2007 ANNUAL MEETING

Director, Year First Elected as Director	Age	Principal Occupation, Business and Directorships

John J. Holland, 2002	55	Mr. Holland was the President and Chief Executive Officer and a director of Butler Manufacturing Company, a publicly-traded manufacturer of prefabricated buildings, from July 1999 and Chairman of the Board of Directors of Butler from November 2001 to October 2004. Prior to that he held various other positions at Butler. Mr. Holland is a member of the Board of Directors of Cooper Tire and Rubber Company.
Douglas W. Rockel, 2002	48	Mr. Rockel has been President, Chief Executive Officer and Chairman of the Board of Directors of Roots, Inc., a private commercial real estate development and investment company since August 2001. Prior to that he was a Senior Vice President with ABN Amro Securities (formerly ING Barings) from February 1997 to July 2001.
CORPORATE GOVERNANCE
THE BOARD, BOARD MEETINGS AND COMMITTEES
      The system of governance practices followed by the Company is memorialized in the charters of the three standing committees of the Board of Directors (the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee) and in the Company’s Corporate Governance Guidelines. The charters and Corporate Governance Guidelines are intended to provide the Board with the necessary authority and practices to review and evaluate the Company’s business and to make decisions independent of the influence of the Company’s management. The Corporate Governance Guidelines establish guidelines for the Board with respect to Board meetings, Board composition and selection, director responsibility, director access to management and independent advisors, and non-employee director compensation.
      The Corporate Governance Guidelines and committee charters are reviewed periodically and updated as necessary to reflect evolving governance practices and changes in regulatory requirements. The Corporate Governance Guidelines were most recently modified by the Board effective December 2, 2004. The Audit Committee charter, included as Exhibit A , was most recently modified by the Board in July 2004. The Corporate Governance Guidelines and each of the Board’s committee charters are available free of charge on the Company’s website (www.scstransportation.com).
      As set forth above, the Board currently consists of seven directors. Two directors, Linda J. French and William F. Martin, Jr., have joined the Board since the 2004 annual shareholders meeting. One director, Klaus E. Agthe, is retiring from the Board pursuant to the mandatory retirement provisions of the Corporate Governance Guidelines.
Lead Independent Director
      The Board of Directors includes a Lead Independent Director.
      The Lead Independent Director is elected annually by the non-employee directors. For 2004, the Lead Independent Director was Douglas W. Rockel. The primary responsibilities of the Lead Independent Director are to:

•	set jointly with the Chairman of the Board the schedule for Board meetings and provide input to the Chairman concerning the agenda for Board meetings;

•	advise the Chairman as to the quality, quantity and timeliness of the flow of information to the non-employee directors;

•	coordinate, develop the agenda for, chair and moderate meetings of non-employee directors, and generally act as principal liaison between the non-employee directors and the Chairman;

•	provide input to the Compensation Committee concerning the Chief Executive Officer’s performance; and

•	provide input to the Nominating and Governance Committee regarding the appointment of chairs and members of the various committees.
Meetings
      The Board of Directors held five meetings in 2004. Each director attended at least 75% of the meetings convened by the Board and the applicable committees during such director’s service on the Board.
      Executive sessions of non-employee directors are held as part of each regularly scheduled meeting of the Board. The sessions are chaired by the Lead Independent Director. Any non-employee director can request that an additional executive session be scheduled.
Committees
      The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. Current Committee memberships are as follows:

Audit Committee	Compensation Committee	Nominating and Governance Committee

James A. Olson, Chairman	Klaus E. Agthe, Chairman	Douglas W. Rockel, Chairman
Klaus E. Agthe	Linda J. French	Linda J. French
John J. Holland	Douglas W. Rockel	John J. Holland

Audit Committee
      The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee held seven meetings in 2004. The functions of the Audit Committee are described in the Audit Committee charter and include the following:

•	review the adequacy and quality of SCS Transportation’s accounting and internal control systems;

•	review SCS Transportation’s financial reporting process on behalf of the Board of Directors;

•	oversee the entire audit function, both internal and independent, including the selection of the independent auditors;

•	review and assess SCS Transportation’s compliance with legal requirements and codes of conduct; and

•	provide an effective communication link between the auditors (internal and independent) and the Board of Directors.
      Each member of the Audit Committee meets the independence and experience requirements for audit committee members as established by The Nasdaq Stock Market. The Board of Directors has determined that Mr. Olson, Mr. Agthe and Mr. Holland are “audit committee financial experts,” as defined by applicable rules of the Securities and Exchange Commission.

Compensation Committee
      The Compensation Committee held four meetings in 2004. The functions of the Compensation Committee are described in the Compensation Committee charter and include the following:

•	determines the salaries, bonuses and other remuneration and terms and conditions of employment of the officers of SCS Transportation;

•	supervises the administration of SCS Transportation’s incentive compensation and stock-based compensation plans; and

•	makes recommendations to the Board of Directors with respect to SCS Transportation’s compensation policies, including the compensation of non-employee directors.
      Each member of the Compensation Committee meets the definition of an independent director as established by The Nasdaq Stock Market.

Nominating and Governance Committee
      The Nominating and Governance Committee held four meetings in 2004. The functions of the Nominating and Governance Committee are described in the Nominating and Governance Committee charter and include the following:

•	review the size and composition of the Board and make recommendations to the Board as appropriate;

•	review criteria for election to the Board and recommend candidates for Board membership;

•	review the structure and composition of Board committees and make recommendations to the Board as appropriate; and

•	develop and oversee an annual self-evaluation process for the Board and its committees.
      Each member of the Nominating and Governance Committee meets the definition of an independent director as established by The Nasdaq Stock Market.

DIRECTORS’ COMPENSATION
      Non-employee (outside) directors receive:

•	An annual retainer of $20,000 (Chairpersons of the Nominating and Governance Committee and the Compensation Committee receive an additional annual fee of $5,000, the chairperson of the Audit Committee receives an additional annual fee of $10,000 (an increase from $5,000, effective December 2004), and the Lead Independent Director receives an additional annual fee of $10,000 (effective December 2004));

•	$1,500 for each Board meeting attended in person and $750 for participation in each telephonic Board meeting; and

•	$1,000 for each committee meeting attended in person and $500 for participation in each telephonic committee meeting.
      Non-employee directors are reimbursed for travel and other out-of-pocket incidental expenses related to meetings, and for spousal travel to certain meetings. Pursuant to the SCS Transportation, Inc. 2003 Omnibus Incentive Plan, at least 50 percent of the annual retainer for each non-employee director and at least 50 percent of the annual fee paid to each Committee chairperson and Lead Independent Director is paid in SCS Transportation common stock, rather than cash, with the value of such stock based on the fair market value of SCS Transportation common stock at the date of the annual meeting. In addition, pursuant to the SCS Transportation, Inc. 2003 Omnibus Incentive Plan, non-employee directors received an option to purchase 5,000 shares of SCS Transportation common stock on the first business day following each annual meeting of shareholders. In all cases, the exercise price for the stock option is equal to the fair market value of SCS Transportation common stock on the date of grant, the option is exercisable six months after the date of grant and remains exercisable for 10 years, subject to the terms of the plan. If approved by the shareholders at the annual meeting, the proposed amendments to the SCS Transportation, Inc. 2003 Omnibus Incentive Plan, described hereinafter, would replace the annual option grant to non-employee directors with an award of shares of the Company’s common stock to each non-employee director not to exceed 3,000 shares, with the actual number of shares to be determined annually by the Compensation Committee. The Compensation Committee has determined, subject to shareholder approval of the proposed amendments, that each non-employee director will receive an award of 1,200 shares in 2005.
      Under the Directors’ Deferred Fee Plan, non-employee directors may defer all or a portion of annual fees earned, which deferrals are converted into units equivalent to the value of Company common stock. Upon the directors’ termination, death or disability, accumulated deferrals are distributed in the form of Company common stock.
      The Board of Directors has adopted a guideline for stock ownership for non-employee directors that provides that each non-employee director retain so long as they serve on the Board any annual fees paid in stock and shall retain in stock all after-tax proceeds from the exercise of any stock options. In addition, directors are to retain any stock otherwise acquired so long as they serve on the Board. The Board believes significant stock ownership by non-employee directors further aligns their interests with the interests of SCS Transportation’s shareholders.
CONSIDERATION OF DIRECTOR NOMINEES
Director Qualifications
      The Corporate Governance Guidelines include director qualification standards, which provide as follows:

•	A majority of the members of the Board of Directors must qualify as independent directors in accordance with the rules of The Nasdaq Stock Market;

•	No member of the Board of Directors should serve on the Board of Directors of more than three other public companies;

•	No person may stand for election as a director of the Company after reaching age 70; and

•	No director shall serve as a director, officer or employee of a competitor of the Company.
      While the selection of qualified directors is a complex, subjective process that requires consideration of many intangible factors, the Corporate Governance Guidelines provide that directors and candidates for director generally should, at a minimum, meet the following criteria:

•	Directors and candidates should have high personal and professional ethics, integrity, values and character and be committed to representing the interests of the Company and its shareholders;

•	Directors and candidates should have experience and a successful track record at senior policy-making levels in business, government, technology, accounting, law and/or administration;

•	Directors and candidates should have sufficient time to devote to the affairs of the Company and to enhance their knowledge of the Company’s business, operations and industry; and

•	Directors and candidates should have expertise or a breadth of knowledge about issues affecting the Company that is useful to the Company and complementary to the background and experience of other Board members.
Procedures for Recommendations and Nominations by Shareholders
      The Nominating and Governance Committee has adopted policies concerning the process for the consideration of director candidates by shareholders. The Nominating and Governance Committee will consider director candidates submitted by shareholders of SCS Transportation. Any shareholder wishing to submit a candidate for consideration should send the following information to the Secretary of the Company, SCS Transportation, Inc., 4435 Main Street, Suite 930, Kansas City, MO 64111:

•	The name and address of the shareholder submitting the candidate as it appears on the Company’s books; the number and class of shares owned beneficially and of record by such shareholder and the length of period held; and proof of ownership of such shares;

•	Name, age and address of the candidate;

•	A detailed resume describing, among other things, the candidate’s educational background, occupation, employment history, and material outside commitments (e.g., memberships on other boards and committees, charitable foundations, etc.);

•	Any information relating to such candidate that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to the Securities Exchange Act of 1934 and rules adopted thereunder;

•	A description of any arrangements or understandings between the recommending shareholder and such candidate;

•	A supporting statement which describes the candidate’s reasons for seeking election to the Board of Directors, and documents his or her ability to satisfy the director qualifications described in SCS Transportation’s Corporate Governance Guidelines; and

•	A signed statement from the candidate, confirming his or her willingness to serve on the Board of Directors.
      The Secretary of SCS Transportation will promptly forward such materials to the Nominating and Governance Committee Chair and the Chairman of the Board of SCS Transportation. The Secretary will also maintain copies of such materials for future reference by the Committee when filling Board positions.

      If a vacancy arises or the Board decides to expand its membership, the Nominating and Governance Committee will seek recommendations of potential candidates from a variety of sources (including incumbent directors, shareholders, the Corporation’s management and third party search firms). At that time, the Nominating and Governance Committee also will consider potential candidates submitted by shareholders in accordance with the procedures described above. The Nominating and Governance Committee then evaluates each potential candidate’s educational background, employment history, outside commitments and other relevant factors to determine whether he or she is potentially qualified to serve on the Board. The Committee seeks to identify and recruit the best available candidates, and it intends to evaluate qualified shareholder candidates on the same basis as those submitted by other sources.
      After completing this process, the Nominating and Governance Committee will determine whether one or more candidates are sufficiently qualified to warrant further investigation. If the process yields one or more desirable candidates, the Committee will rank them by order of preference, depending on their respective qualifications and SCS Transportation’s needs. The Nominating and Governance Committee Chair, or another director designated by the Nominating and Governance Committee Chair, will then contact the desired candidate(s) to evaluate their potential interest and to set up interviews with the full Committee. All such interviews are held in person, and include only the candidate and the Nominating and Governance Committee members. Based upon interview results, the candidate’s qualifications and appropriate background checks, the Nominating and Governance Committee then decides whether it will recommend the candidate’s nomination to the full Board.
      Separate procedures apply if a shareholder wishes to submit a director candidate at the Company’s annual meeting that is not approved by the Nominating and Governance Committee or the Board of Directors. Pursuant to Section 2.07(a) of the Amended and Restated By-Laws of the Company, for nominations to be properly brought before an annual meeting pursuant to clause (C) of paragraph (a)(i) of Section 2.07 of the By-Laws, the shareholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a shareholder’s notice must be delivered or mailed to and received at the principal executive offices of the Company not later than the close of business on the 90th calendar day nor earlier than the 120th calendar day prior to the anniversary date of the first mailing of the Company’s proxy statement for the immediately preceding year’s annual meeting. Such shareholder’s notice shall set forth the following items:

•	As to each person whom the shareholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to the Securities Exchange Act of 1934 and the rules promulgated thereunder;

•	As to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made:

•	The name and address of such shareholder and of such beneficial owner as they appear on the Company’s books;

•	The class and number of shares of the Company which are owned beneficially and of record by such shareholder and such beneficial owner;

•	A representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such nomination; and

•	A representation whether the shareholder or the beneficial owner, if any, intends or is part of a group which intends to (i) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to elect the nominee and/or (ii) otherwise solicit proxies from shareholders in support of such nomination.

      The foregoing summary is qualified in its entirety by reference to the Company’s By-Laws, which have been filed with the Securities and Exchange Commission and copies of which are available from the Company.
SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
      The Board of Directors has adopted the following procedures for shareholders to send communications to the Board or individual directors of the Company:
      Shareholders seeking to communicate with the Board of Directors should submit their written comments to the Secretary of the Company, SCS Transportation, Inc., 4435 Main Street, Suite 930, Kansas City, MO 64111. The Secretary of the Company will forward all such communications (excluding routine advertisements and business solicitations and communications which the Secretary of the Company, in his or her sole discretion, deems to be a security risk or for harassment purposes) to each member of the Board of Directors, or if applicable, to the individual director(s) named in the correspondence. Subject to the following, the Chairman of the Board and the Lead Independent Director will receive copies of all shareholder communications, including those addressed to individual directors, unless such communications address allegations of misconduct or mismanagement on the part of the Chairman. In such event, the Secretary of the Company will first consult with and receive the approval of the Lead Independent Director before disclosing or otherwise discussing the communication with the Chairman.
      The Company reserves the right to screen materials sent to its directors for potential security risks and/or harassment purposes, and the Company also reserves the right to verify ownership status before forwarding shareholder communications to the Board of Directors.
      The Secretary of the Company will determine the appropriate timing for forwarding shareholder communications to the directors. The Secretary will consider each communication to determine whether it should be forwarded promptly or compiled and sent with other communications and other Board materials in advance of the next scheduled Board meeting.
      Shareholders also have an opportunity to communicate with the Board of Directors at the Company’s annual meeting of shareholders. The Company’s Corporate Governance Guidelines provide that absent unusual circumstances, directors are expected to attend all annual meetings of shareholders. All directors then in office attended the 2004 annual meeting of shareholders.

STOCK OWNERSHIP
Directors and Executive Officers
      The following table sets forth the amount of SCS Transportation’s common stock beneficially owned by each director, each executive officer named in the Summary Compensation Table on page 19 and all directors and executive officers as a group, as of January 31, 2005. Unless otherwise indicated, beneficial ownership is direct and the person indicated has sole voting and investment power.

	Common Stock Beneficially Owned
					Share
		Rights to			Units Held
	Shares	Acquire			Under
	Beneficially	Beneficial		Percent of	Deferral
Name of Beneficial Owner	Owned(1)	Ownership(2)	Total	Class(3)	Plans(4)

Herbert A. Trucksess, III	147,872	437,713	585,585	3.77%	—
Klaus E. Agthe	5,826	12,500	18,326	*	—
Linda J. French	550	—	550	*	—
John J. Holland	1,079	12,500	13,579	*	842
William F. Martin, Jr.	200	—	200	*	—
James A. Olson	1,037	12,500	13,537	*	1,053
Douglas W. Rockel	2,075	12,500	14,575	*	1,053
Richard D. O’Dell	—	77,642	77,642	*	25,816
Paul J. Karvois	5,000	68,679	73,679	*	10,157
James J. Bellinghausen	8,500	27,436	35,936	*	2,310
David J. Letke	2,550	—	2,550	*	—
All directors and executive officers as a group (13 persons)	177,439	666,018	843,457	5.35%	41,231

*	Denotes less than 1%

(1)	Includes common stock owned directly and indirectly. 100,000 of Mr. Trucksess’ shares are held indirectly in a revocable trust as are 1,556 of Mr. Agthe’s shares.

(2)	Number of shares that can be acquired on January 31, 2005 or within 60 days thereafter through the exercise of stock options. These shares are excluded from the “Shares Beneficially Owned” column.

(3)	Based on the number of shares outstanding on January 31, 2005 (15,103,809), plus the number of shares subject to acquisition within 60 days thereafter, by the relevant beneficial owner.

(4)	Represents phantom stock units, receipt of which has been deferred pursuant to the SCST Executive Capital Accumulation Plan or the SCS Transportation, Inc. Directors’ Deferred Fee Plan. The phantom stock units deferred pursuant to the SCST Executive Capital Accumulation Plan are payable in cash, while the phantom stock units deferred pursuant to the SCS Transportation, Inc. Directors’ Deferred Fee Plan are payable in stock; in each case, the phantom stock units’ value tracks the performance of the Company’s common stock. The units are not considered beneficially owned under the rules of the Securities and Exchange Commission.

STOCK PERFORMANCE GRAPH
      Securities and Exchange Commission rules require this proxy statement to contain a graph comparing, over a five-year period (or such shorter period as may apply), the performance of SCS Transportation’s common stock against a broad equity market index and against either a published industry or line-of-business index or a peer group index.
      The broad equity market is represented by the Russell 2000 Index and the peer group index is comprised of the following companies: Arkansas Best Corporation, Central Freight Lines, Inc., Covenant Transport, Inc., CNF, Inc., Heartland Express, Inc., J.B. Hunt Transport Services, Inc., Knight Transportation, Inc., Marten Transport, Ltd., Old Dominion Freight Line, Inc., Overnight Corporation, P.A.M. Transportation Services, Inc., Swift Transportation Co., Inc., USF Corporation, US Xpress Enterprises, Inc., Vitran, Inc., Werner Enterprises, Inc., and Yellow Roadway Corporation.
      The peer group index has changed from the peer group used in 2004 (former peer group). Landstar Systems, Inc. has been removed from the peer group and Central Freight Lines, Inc., Marten Transport, Ltd., and Vitran, Inc. have been added to the peer group. The Company believes that the revised peer group is a better representation of the Company’s peers.
      The following graph compares the cumulative total return on SCS Transportation’s common stock from October 1, 2002 (the date which SCS Transportation officially became a publicly traded company) through the end of 2004 with the Russell 2000 Index and the two peer group indices for the same period. The graph shows the value of $100 invested in SCS Transportation’s common stock and in each of the foregoing indices on October 1, 2002, and assumes the reinvestment of all dividends. No dividends were paid on SCS Transportation’s common stock during this period. The graph depicts the change in the value of SCS Transportation’s common stock relative to the indices as of the end of the last three fiscal years. Historical stock performance is not necessarily indicative of future stock price performance.
COMPARISON OF CUMULATIVE TOTAL RETURN
(SCS TRANSPORTATION, RUSSELL 2000 INDEX, PEER GROUP INDEX AND FORMER PEER GROUP INDEX)

	October 1, 2002	December 31, 2002	December 31, 2003	December 31, 2004

SCS Transportation	$100.00	$122.20	$216.77	$288.16
Peer Group	$100.00	$113.09	$139.36	$192.62
Former Peer Group	$100.00	$113.25	$138.91	$199.37
Russell 2000	$100.00	$104.48	$153.85	$182.05

REPORT ON EXECUTIVE COMPENSATION OF THE
COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
The Committee’s Responsibilities
      The Compensation Committee, which is composed entirely of non-employee directors, is responsible for all components of SCS Transportation’s officer compensation programs. The Compensation Committee works closely with the entire Board of Directors in the execution of its duties. This report is required by rules established by the Securities and Exchange Commission and provides specific information regarding compensation for SCS Transportation’s Chairman, President and Chief Executive Officer, and the other Named Executive Officers listed in the Summary Compensation Table, as well as compensation information of all executive officers of SCS Transportation.
Compensation Philosophy and Objectives of Executive Compensation Programs
      It is the philosophy of SCS Transportation and the Committee that all compensation programs should (1) link pay and performance and (2) attract, motivate, reward and facilitate the retention of the executive talent required to achieve corporate objectives. SCS Transportation also focuses strongly on compensation tied to stock price performance, since this form of compensation provides a clear link to enhanced shareholder value. The Committee regularly works with compensation consultants to assist with the design, implementation, and communication of various compensation plans.
      SCS Transportation annually determines competitive compensation levels of officers using published compensation surveys (for companies of comparable size to SCS Transportation as measured by revenues), information obtained from compensation consultants, and analysis of compensation data contained in the proxy statements for transportation industry peer companies. The outcome of the review is used as an input in determining appropriate compensation levels for the following year. While the Committee carefully reviews the competitive compensation levels, other factors like executive experience, Company performance, individual performance, and succession planning are considered in determining appropriate compensation levels.
Review of Program Elements
      The Committee has reviewed all elements of SCS Transportation’s compensation programs for executives, including base salaries, annual performance-based incentives, long-term incentives, the dollar value to executives and cost to the Company of all perquisites and other personal benefits, the earnings and accumulated payout obligations under the Company’s non-qualified deferred compensation program, the actual projected payout obligations under the Company’s supplemental executive retirement plan and under several potential severance and change-in-control scenarios. Each of these pay delivery programs is further detailed below.
      Base Salaries. Base salaries for SCS Transportation’s Named Executive Officers for 2004 were established through comparisons with the market survey data described above. Overall, SCS Transportation’s base salaries for Named Executive Officers are close to the market 50th percentile in the aggregate. The Committee’s intent is to target the marketplace 50th percentile for officer base salaries, over time, based on performance and growth in the experience of our executives.
      All salaried employees, including executives, are eligible for an annual merit increase to base salary based primarily on competitive compensation levels, performance of job responsibilities and accomplishment of predetermined performance objectives. In 2004, the Named Executive Officers received base salary increases ranging from .3% to 10% based on individual performance and market norms.
      Annual Incentive Compensation. SCS Transportation’s annual incentive plan is structured to provide cash incentives to key employees based on the achievement of key corporate, business unit (for business unit employees) and individual objectives. Under the plan, funding pools are created at the corporate and business unit levels based on overall company and business unit performance on selected financial goals.

For 2004, the corporate goals under the plan were net income and return on capital. The 2004 business unit goals for Jevic Transportation, Inc. and Saia Motor Freight Line, Inc. were operating income and return on capital. The plan is structured with target awards set near the market 50th percentile, with an opportunity to achieve upper quartile payouts for outstanding performance.
      Actual annual incentives paid to the Named Executive Officers for 2004 in the corporate incentive pool were below target, since overall corporate performance was below target. Actual annual incentive payouts for Saia were slightly above target as a result of Saia’s performance relative to plan objectives. Jevic performance was below the target threshold and, as a result, no annual incentive payment was made to Mr. Karvois.
      Long-Term Incentive Compensation. SCS Transportation believes that its executive officers should have an ongoing stake in the success of SCS Transportation. SCS Transportation also believes these key employees should have a considerable portion of their total compensation tied to SCS Transportation’s stock price performance, since stock-related compensation is tied to shareholder value.
      Under the Company’s 2003 Omnibus Incentive Plan, which was approved by shareholders in 2003, the Compensation Committee has the authority to provide long-term incentives to key employees using a variety of devices, including stock options, restricted stock, and performance units. In order to provide a strong focus on creating value relative to other companies in our industry, the Committee chose to provide long-term incentives in the form of performance units in 2003 and 2004. Under the performance unit program, participants earn cash awards based on SCS Transportation’s total shareholder return (TSR) performance relative to a group of industry peers over a three year period. However, SCS Transportation’s TSR must be positive over the three year period in order for any payout to occur.
      The performance unit target awards for the 2003-2005 and 2004-2006 performance periods were generally set below the market 50th percentile, in order to effectively manage the aggregate cost of the program. Actual awards are not scheduled to be paid out until the first quarter of 2006 for the 2003-2005 performance period and first quarter of 2007 for the 2004-2006 performance period, based on a final determination of TSR over the relevant performance period.
      As a result of the 2004 compensation review, the Committee determined that the long-term incentive award opportunities were below competitive levels. Rather than increasing the target opportunities under the performance unit plan, the Committee decided to grant stock options in addition to performance units for 2005. The intention is to provide a program which is linked directly to shareholder value creation, provides competitive rewards relative to peers, and promotes executive stock ownership. A total of 24,850 non-qualified options were granted to the Named Executive Officers in February 2005, representing 54% of the total options granted. The exercise price of the options was set at fair market value on the grant date and the options have a three year cliff vesting schedule. The vesting schedule is designed to coincide with payouts under the performance unit grants made in 2005 which provide cash to facilitate the exercise of the stock options and promote increased stock ownership. The stock options granted will be fully expensed as the Company adopted the fair value method of recording stock option expense under SFAS No. 123, “Accounting for Stock-Based Compensation” as amended by SFAS No. 148, “Accounting for Stock-Based Compensation — Transition and Disclosure,” on January 1, 2003.
      The performance units granted in 2005 have a three-year performance period of 2005-2007 with payouts based on SCS Transportation’s TSR relative to a group of 17 small and mid-capitalization LTL and TL peer companies. The payouts under the plan can range from 0% to 200% of the target award. Except for executives who have satisfied SCST Stock Ownership Guidelines (see section “Stock Ownership Guidelines” for details), 75% of the after-tax proceeds (or 75% of pre-tax proceeds if invested in the Company’s non-qualified tax deferred plan) from the performance units granted in 2005 are to be applied toward acquiring SCS Transportation common shares or share equivalents with a minimum holding period of five years. For performance units granted in 2003 and 2004 the guidelines in place at the time of grant specified an investment of 50% of after tax proceeds (or 50% of pre-tax proceeds for investments in the Company’s non-qualified tax deferred plan). The portion of the payout under the performance unit program that is to be used to acquire SCST common shares may be used to exercise vested options.

Perquisites, Deferred Compensation, Retirement, Employment Contracts, and Severance Agreements.
      As part of the compensation review, the Committee reviewed the executive perquisites, non-qualified deferred compensation plan, defined contribution plans, supplemental executive retirement plan, employment contracts, and change-in-control executive severance agreements using data provided by a compensation consultant.
      The executive perquisites for the Named Executive Officers include a car allowance, financial/ legal planning allowance, executive life insurance, and country club membership (Mr. Trucksess and Mr. O’Dell only). Based on the review, the financial/ legal planning allowance and the executive life insurance benefits were increased to reflect median competitive levels. The car allowances for three Jevic executives were reduced to reflect median competitive levels.
      The non-qualified deferred compensation plan, defined contribution plans, supplemental executive retirement plan, employment contracts, and change-in-control executive severance agreements are structured in a manner that is consistent with competitive practice and were not modified for 2005. See the “Retirement Plans” and “Employment Contracts and Change-In-Control Arrangements” sections of this proxy statement for detailed descriptions of these plans and agreements.
Stock Ownership Guidelines
      In coordination with the decision to grant stock options, new SCST Stock Ownership Guidelines (“Ownership Guidelines”) were approved. The Ownership Guidelines apply to officers who receive long-term incentives. Except for individuals who have satisfied the Ownership Guidelines, 75% of after-tax proceeds (or 75% of pre-tax proceeds if invested in the Company’s non-qualified tax deferred plan) of any performance unit awarded in 2005 are to be applied toward acquiring SCS Transportation common shares or share equivalents. The Ownership Guidelines specify that these shares and those acquired from exercising stock options granted in 2005 be held for a minimum period of five years or until the Ownership Guidelines are achieved. The Ownership Guidelines are as follows:

Position	Multiple of Base Salary

Chief Executive Officer	5.0x
Subsidiary Presidents	3.0x
Holding Company Senior Officers and Saia SVP Operations and Sales	2.5x
Other Subsidiary Officers	2.0x
      The Ownership Guidelines can be satisfied through purchases of Company stock, the exercise of stock options (with the investment being equal to the exercise price paid plus income tax liability created), and through investment in share equivalent units in the Company’s non-qualified tax deferred plan (in which case the Guidelines specify 75% of pre-tax proceeds rather than after-tax proceeds).
      For performance unit awards granted in 2003 and 2004 the ownership guidelines in place at the time of grant specified an investment of 50% of after tax proceeds (or 50% of pre-tax proceeds for investments in the Company’s non-qualified tax deferred plan).
Chief Executive Officer Compensation
      The discussion below applies to Mr. Trucksess’ compensation.
      Base Salary. Mr. Trucksess’ salary was initially adjusted in October 2002 following the Company’s spin-off with a subsequent increase on January 1, 2004 to an annual base salary of $475,008. The 2004 increase positions Mr. Trucksess’ base salary close to the 50th percentile of peers.

      Annual Incentive Award. Based on SCS Transportation’s performance on the measures described under the Annual Incentive Compensation section above, the Compensation Committee provided Mr. Trucksess with an annual incentive of $263,344 for 2004. This award was below target, since corporate performance on net income and return on capital for SCS Transportation was below the target set by the Committee.
      Long-Term Incentives. Mr. Trucksess participates in the performance unit plan described above. His target awards under the plan for the 2003-2005 and 2004-2006 performance periods were below the market 50th percentile. No awards are scheduled to be paid under this plan until the first quarter of 2006 for the 2003-2005 performance period and first quarter of 2007 for the 2004-2006 performance period, based on a final determination of TSR over the performance period. In 2005, the Committee began granting non-qualified stock options to Mr. Trucksess in addition to performance units. The size of the option grant to Mr. Trucksess was 9,840 options which was determined using a grant value of approximately 33% of the current performance unit plan target award opportunity. The exercise price of the options was set at fair market value on the grant date and the options have a three-year cliff vesting schedule. Mr. Trucksess’ total targeted long-term incentive awards as a percentage of base salary, including performance units and stock options, for 2005 will remain below the market 50th percentile. It is the intent of the Committee to increase awards over time to provide market 50th percentile levels.
      Perquisites, Deferred Compensation, Retirement, Employment Contracts, and Severance Agreements. Based on the Committee’s review of the executive perquisites, non-qualified deferred compensation plan, defined contribution plans, supplemental executive retirement plan, employment contract, and change-in-control executive severance agreement, the maximum on Mr. Trucksess’ executive life insurance was increased from $500,000 to $1,000,000 and the financial/ legal planning allowance was increased from $3,500 to $5,000. These levels will be effective in 2005 and are consistent with median competitive levels.
Limitation of Tax Deduction for Executive Compensation
      Under Section 162(m) of the Internal Revenue Code, publicly traded companies may not receive a tax deduction on non-performance based compensation to executive officers in excess of $1 million. Awards under SCS Transportation’s performance unit plan under the 2003 Omnibus Incentive Plan qualify as performance-based compensation under the law. Except with respect to the performance unit plan, no specific actions have been taken with regard to cash compensation to comply with Section 162(m) at this time, since only the CEO’s cash compensation has the potential to be effected by the $1 million limit, and then only in an outstanding performance year.
COMPENSATION COMMITTEE MEMBERS
Klaus E. Agthe, Chairman
Linda J. French
Douglas W. Rockel

SUMMARY COMPENSATION TABLE
      The following table sets forth the compensation awarded to, earned by or paid to SCS Transportation’s chief executive officer and its four other most highly compensated executive officers (the “Named Executive Officers”) for services rendered in all capacities within SCS Transportation or its former parent, Yellow Corporation, during the fiscal years ended December 31, 2004, 2003 and 2002.

					Long-term Compensation

		Annual Compensation			Awards	Payouts

				Other Annual	Securities Underlying	LTIP	All other
Name and Principal Position	Year	Salary ($)	Bonus ($)	Compensation(1)($)	Options (#)(6)	Payout ($)	Compensation ($)

Herbert A. Trucksess, III	2004	$475,008	$263,344	—	—	—	$37,136(3)
Chairman, President and	2003	$450,000	$290,651	—	—	—	$13,652(3)
Chief Executive Officer	2002	$397,635	$155,873	—	750,435	—	$2,750(2)
Richard D. O’Dell	2004	$324,388	$154,649	—	—	—	$27,751(3)
President and Chief	2003	$308,750	$155,610	—	—	—	$25,119(3)
Executive Officer	2002	$283,340	$117,303	—	89,142	—	$22,873(3)
Saia Motor Freight Line, Inc.
Paul J. Karvois	2004	$302,962	—	—	—	—	$18,840(3)
President and Chief	2003	$300,000	$58,793	$45,028	—	—	$18,063(3)
Executive Officer	2002	$300,000	—	$72,462	73,679	—	$28,349(4)
Jevic Transportation, Inc.
James J. Bellinghausen	2004	$203,500	$72,527	—	—	—	$17,627(3)
Vice President and	2003	$188,500	$78,268	—	—	—	$9,562(3)
Chief Financial Officer	2002	$166,013	$41,835	—	45,936	—	$22,918(5)
David J. Letke	2004	$177,252	$49,134	—	—	—	$14,217(3)
Vice President — Operations	2003	$157,537	$50,876	—	—	—	$6,417(3)
Planning	2002	$37,500	$7,350	—	—	—	$125,375(7)

(1)	The Named Executive Officers receive certain perquisites, including a car allowance, a financial and tax planning allowance, life insurance, spousal travel expenses, and, for Mr. Trucksess and Mr. O’Dell, country club dues. With the exception of the individual discussed below, such perquisites did not reach the threshold for reporting of $50,000 or ten percent of salary and bonus set forth in the applicable rules of the Securities and Exchange Commission. Mr. Karvois’ other annual compensation in 2003 included $28,613 under a covenant not to compete, $14,400 for automobile allowance, $1,916 for spouse travel and $79 for personal mileage, and his other annual compensation in 2002 included $71,532 under a covenant not to compete, $852 for spouse travel, and $78 for personal mileage.

(2)	The compensation amount is for matching contributions under 401(k) benefit plans.

(3)	The compensation amounts include matching contributions under a 401(k) benefit plan and a capital accumulation plan. Contributions in 2004 to the 401(k) plan and the capital accumulation plan, respectively, were $6,842 and $30,294 for Mr. Trucksess, $6,448 and $21,303 for Mr. O’Dell, $3,806 and $15,034 for Mr. Karvois, $6,110 and $11,517 for Mr. Bellinghausen, and $5,991 and $8,226 for Mr. Letke.

(4)	The compensation amount includes Company matching contributions under a 401(k) benefit plan, a capital accumulation plan and from a split dollar life insurance policy.

(5)	The compensation amount for 2002 is comprised of contributions to the 401(k) benefit plan and a severance payment from Yellow Corporation for accrued benefits.

(6)	As a result of the spin-off of SCS Transportation from Yellow Corporation, on October 1, 2002, all Yellow stock options issued and outstanding to employees of SCS Transportation were replaced with SCS Transportation stock options with a value identical to the value of the Yellow stock options being replaced. The number of SCS Transportation options and their exercise prices were determined based on the relationship of the SCS Transportation stock price immediately after the spin-off to the Yellow stock price immediately prior to the spin-off.

(7)	The compensation amounts include amounts paid to Mr. Letke for his service as a consultant to SCS Transportation from January 1, 2002 until September 30, 2002, and Company matching contributions under a 401(k) benefit plan.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES
      The following table sets forth for each Named Executive Officer certain information about stock options exercised during the fiscal year ended December 31, 2004 and unexercised stock options held at the end of the fiscal year. The value realized upon exercise of an option is the difference between the exercise price of the option and the fair market value of SCS Transportation’s common stock on the exercise date. The value of an unexercised in-the-money option at fiscal year-end is the difference between its exercise price and the fair market value of SCS Transportation’s common stock on December 31, 2004. The actual gain, if any, on exercise will depend on the value of SCS Transportation’s common stock on the date of exercise. An option is “in-the-money” if the fair market value of SCS Transportation’s common stock exceeds the exercise price of the option. An option is “unexercisable” if it has not yet vested.

			Number of Shares		Value of Unexercised
			Underlying Unexercised		In-the-Money Options at
	Shares		Options at Year-End (#)		Year-End ($)
	Acquired on	Value
Name	Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Herbert A. Trucksess, III	205,000	$3,521,667	445,435	—	$8,226,410	—
Richard D. O’Dell	11,500	$197,506	77,642	—	$1,484,911	—
Paul J. Karvois	5,000	$74,884	68,679	—	$1,280,986	—
James J. Bellinghausen	11,000	$213,151	27,436	—	$525,701	—
David J. Letke	—	—	—	—	—	—
Equity Compensation Plan Information, as of December 31, 2004

	Number of		Number of securities
	securities to be		remaining available for
	issued upon	Weighted-average	future issuances under
	exercise of	exercise price of	equity compensation
	outstanding	outstanding	plans (excluding
	options, warrants	options, warrants	securities reflected in
Plan Category	and rights	and rights	column (a))

	(a)	(b)	(c)
Equity compensation plans approved by security holders	810,635	$5.41	205,092
Equity compensation plans not approved by security holders	—	—	—

Total	810,635	$5.41	205,092

LONG-TERM INCENTIVE PLANS — AWARDS IN LAST FISCAL YEAR
      All long-term incentives awarded in fiscal 2004 were awarded under the SCS Transportation, Inc. 2003 Omnibus Incentive Plan, which was approved by the shareholders at the 2003 annual meeting. The performance period for these awards is 2004-2006.
      Each participant who received an award is assigned a target cash incentive, which is a percentage of average annual base salary during the three years of the performance period. The amount of the target cash incentive that is paid to a participant with respect to the three-year performance period is based on the total shareholder return of SCS Transportation compared to the total shareholder return of 17 peer companies as follows:

If SCS Transportation’s Total Shareholder Return Over the	Then the Percentage of Target Cash
Performance Period as Compared to Peer Companies	Incentive Payable to Participant is

Ranks 5th or higher	200%
Ranks 6th	180%
Ranks 7th	160%
Ranks 8th	140%
Ranks 9th	120%
Ranks 10th	100%
Ranks 11th	81%
Ranks 12th	63%
Ranks 13th	44%
Ranks 14th	25%
Ranks< 14th	0%
      If the total shareholder return of SCS Transportation for the three-year period is negative, no payouts are made under the award. Payouts are made in cash at the end of the three-year performance period.
      Because the amount of an executive’s payout is based on the Company’s total shareholder return compared to that of members of a peer group over a three-year period, the exact amount of the payout (if any) cannot be determined at this time. The following table describes the long-term incentive grants made to the Named Executive Officers during 2004.

	Number of Shares,	Performance or Other Period
Name	Units or Other Rights (#)	Until Maturation or Payout

Herbert A. Trucksess, III	(1)	2004 - 2006
Richard D. O’Dell	(2)	2004 - 2006
Paul J. Karvois	(3)	2004 - 2006
James J. Bellinghausen	(4)	2004 - 2006
David J. Letke	(4)	2004 - 2006

(1)	With respect to Mr. Trucksess, the target payout percentage is 70% of average base salary over the performance period.

(2)	With respect to Mr. O’Dell, the target payout percentage is 60% of average base salary over the performance period.

(3)	With respect to Mr. Karvois, the target payout percentage is 50% of average base salary over the performance period.

(4)	With respect to Mr. Bellinghausen and Mr. Letke, the target payout percentage is 25% of average base salary over the performance period.
RETIREMENT PLANS
Defined Contribution Plans
      SCS Transportation and its subsidiaries sponsor defined contribution retirement plans that contain provisions for cash or deferred arrangements under Section 401(k) of the Internal Revenue Code. The arrangements allow eligible employees to contribute a percentage of annual compensation, before federal income taxes, to the plans. For 2004, the maximum annual employee contribution was $13,000 of eligible compensation, not to exceed $200,000. In addition, a participant who is at least age 50 or attains age 50 during the year may elect a “catch-up contribution” of up to $3,000.

      To encourage plan participation, SCS Transportation matches employee contributions at the rate of 50 percent up to a maximum employee contribution of 6 percent of annual compensation. Under the Saia Motor Freight Line, Inc. (“Saia”) plan, matching company contributions are vested immediately. Under the Jevic Transportation, Inc. (“Jevic”) plan, matching company contributions vest progressively over a six-year period unless termination is the result of death or disability in which case the matching company contributions are 100 percent vested.
      A participant may choose to invest his or her account balance among one or a combination of mutual funds that are valued on a daily basis. SCS Transportation stock is not an available investment option under either plan.
      Account balances become distributable to the participant at the cessation of employment, retirement on or after age 65 or death. Participants have various options available to them as to the timing and method of distribution.
      The Named Executive Officers participate in their respective company plans and the executive officers of SCS Transportation are eligible to participate in the Saia plan. The amounts which the Named Executive Officers have chosen to contribute to the defined contribution plans are included in the salary column of the Summary Compensation Table and the matching contributions are included in the All Other Compensation column.
Non-Qualified Deferred Compensation Plan
      SCS Transportation maintains a non-qualified deferred compensation plan, titled the SCST Executive Capital Accumulation Plan. The officers of SCS Transportation, Saia and Jevic are eligible to participate in the plan.
      Annually, each company contributes an amount equal to 5 percent of each participant’s base salary and annual incentive plan payments to the plan. In addition, to the extent a participant’s contribution to their respective 401(k) plan is limited under restrictions placed on “Highly Compensated Employees” under ERISA, the participant may elect to contribute the limited amount to the Capital Accumulation Plan. To the extent each company was unable to match participant contributions under the 401(k) plan because of the ERISA limitations, the matching contributions will be made by each company to the Capital Accumulation Plan.
      The plan also allows the participant to make an elective deferral each year of up to 50 percent of base salary or 100 percent of any annual incentive plan payment. The participant must irrevocably elect the elective deferral on or before November 30 of the year preceding the year for which compensation is being deferred. Beginning in 2005, the Company anticipates changing the election date to be on or before June 30.
      The plan is designed to provide the same investment options to participants as are available under their respective 401(k) plans, except that participants may also elect to invest in SCS Transportation stock under the SCST Executive Capital Accumulation Plan. Participants may elect to transfer balances between investment options, other than SCS Transportation stock, without restriction at any time throughout the year.
      Plan balances become distributable to the participant upon termination of employment. In order to be eligible to receive payment of the 5 percent annual company contribution, the participant must have been employed by SCS Transportation or an affiliated company, including service with Yellow Corporation prior to the spin-off of SCS Transportation from Yellow Corporation, for a period of at least five years from the date of contribution, unless termination is the result of disability or death.
      If a participant is terminated for cause, as defined under the applicable plan, all amounts plus investment earnings attributable to the 5 percent annual company contribution are forfeited.

EMPLOYMENT CONTRACTS AND CHANGE-IN-CONTROL ARRANGEMENTS
Employment Contracts
      SCS Transportation has entered into an employment agreement with H. A. Trucksess III. SCS Transportation and Saia Motor Freight Line, Inc., a wholly owned subsidiary of SCS Transportation, entered into an employment agreement with Richard D. O’Dell. SCS Transportation and Jevic Transportation, Inc., an indirect wholly owned subsidiary of SCS Transportation, entered into an employment agreement with Paul J. Karvois. The terms and conditions of the employment agreements with these officers are summarized below.
      Term. The employment agreement with Mr. Trucksess is for three years and the employment agreements with Mr. O’Dell and Mr. Karvois are for two years. Each agreement was entered into in November 2002 with the term renewing daily.
      Compensation. During the employment period, the executive officers (i) receive a base salary (which shall be reviewed annually but shall at no time during the term of the agreement be decreased from the rate then in effect); (ii) participate in a bonus program for which the criteria and parameters for payment are determined annually by the Compensation Committee of the Board of Directors; and (iii) participate in employee benefit plans made available by SCS Transportation to its executives from time to time.
      Mr. Trucksess receives a supplemental retirement benefit that is intended to provide Mr. Trucksess with approximately the difference between the supplemental retirement benefits that he would have received under his previous employment contract with his former employer (Yellow Corporation), had Mr. Trucksess continued his employment with Yellow Corporation, and the expected actual retirement benefits Mr. Trucksess will be entitled to from Yellow Corporation. Mr. Trucksess’ supplemental retirement benefit will generally be computed using 16 years of credit service plus his actual combined service at SCS Transportation and Yellow Corporation (approximately 11 years at December 31, 2004).
      Pursuant to his employment contract, at age 65, Mr. Trucksess will receive an annual pension benefit amounting to (a) one and three sevenths percent of his final average annual compensation paid in the five highest consecutive years of his last 10 consecutive years of combined employment with SCS Transportation and Yellow Corporation, multiplied by his total combined years of employment with SCS Transportation and Yellow Corporation, reduced by (b) one and three sevenths percent of his primary Social Security entitlement at retirement, multiplied by his total combined years of employment with SCS Transportation and Yellow Corporation, such amount further reduced by the benefits under the Yellow Corporation qualified and nonqualified pension plans and the SCS Transportation nonqualified plan attributable to SCS Transportation’s contributions. His total combined years of employment with SCS Transportation and Yellow Corporation is computed by adding (a) his actual years and months of service with SCS Transportation and Yellow Corporation from June 1, 1994 through the date of his termination and (b) 16 years and (c) one-third of [the sum of (a) his actual years and months of service with SCS Transportation and Yellow Corporation from June 1, 1994 through the date of his termination and (b) 16 years, minus (c) 17.95 years]. The following table sets forth the gross annual benefits (single life at age 65), before deduction of the applicable primary Social Security offset amount and deduction of amounts contributed by SCS Transportation to Mr. Trucksess’ 401(k) and SCST Executive Capital

Accumulation Plan accounts, payable to Mr. Trucksess upon retirement under the SCS Transportation nonqualified plan and the SCS Transportation employment agreement.
PENSION VALUE TABLE

	Years of Service(2)

Eligible Remuneration(1)	30	35	40

$500,000	$59,800	$95,500	$131,200
550,000	81,200	120,500	159,800
600,000	102,600	145,500	188,400
650,000	124,100	170,500	216,900
700,000	145,500	195,500	245,500
750,000	166,900	220,500	274,100
800,000	188,400	245,500	302,600
850,000	209,800	270,500	331,200
900,000	231,200	295,500	359,800
950,000	252,600	320,500	388,400
1,000,000	274,100	345,500	416,900

(1)	Eligible Remuneration as used in this table is defined as final average covered compensation (salary and annual bonus) for the five highest consecutive years of Mr. Trucksess’ last ten consecutive years of participation preceding termination of employment under the agreements.

(2)	Years of Service is computed by adding (a) his actual years and months of service with SCS Transportation and Yellow Corporation from June 1, 1994 through the date of his termination and (b) 16 years and (c) one-third of [the sum of (a) his actual years and months of service with SCS Transportation and Yellow Corporation from June 1, 1994 through the date of his termination and (b) 16 years, minus (c) 17.95 years] The estimated annual benefit Mr. Trucksess is entitled to receive from Yellow Corporation at age 65 is $154,500.
      Termination. Each employment agreement terminates immediately upon the executive officer’s death. The employer may terminate the executive’s employment agreement in the event of the permanent and total disability of the executive or for cause. Each executive officer may terminate his employment at any time by providing 30 days’ notice to the employer, in which case the executive shall receive base salary to the date of termination and all outstanding stock options held by the executive shall be forfeited.
      Benefits for Qualifying Terminations. A “Qualifying Termination” is defined as a termination by the employer for any reason other than for cause, disability or death. A “Qualifying Termination” is also deemed to occur if the executive terminates his agreement “for good reason” (principally relating to assignment of duties inconsistent with the officer’s position, reductions in compensation or certain employment transfers). In addition, a “Qualifying Termination” is deemed to occur if the executive resigns or is terminated within two years after a change of control.
      In the event of a Qualifying Termination: (i) the executive officer will receive a lump sum cash payment equal to three times the annual rate of base compensation in the case of Mr. Trucksess and two times the annual rate of base compensation in the case of Mr. O’Dell and Mr. Karvois; (ii) the executive officer will receive a pro rated target bonus based on the actual portion of the fiscal year elapsed prior to the termination of the executive’s employment; (iii) beginning on the date of the executive’s termination of employment, the executive (and spouse if applicable) shall remain covered under the employee benefit plans in which he participated prior to termination of employment for 36 months with respect to Mr. Trucksess and for 24 months with respect to Mr. O’Dell and Mr. Karvois; and (iv) all outstanding stock options held by the executive officer at the time of termination shall vest and remain exercisable for three years in the case of Mr. Trucksess and two years in the case of Mr. O’Dell and Mr. Karvois. In addition, in the event of a Qualifying Termination of Mr. Trucksess, he will become eligible to receive the supplemental retirement benefits referred to above.
      SCS Transportation agrees to pay any taxes incurred by the officer for any payment, distribution or other benefit (including any acceleration of vesting of any benefit) received or deemed received by the officer under the employment agreement that triggers the excise tax imposed by Section 4999 of the Internal Revenue Code.
      Under the employment agreements, each executive officer has agreed that, during the period of employment and for the two-year period following his termination, he or his affiliates will not engage (whether as owner, operator, manager, employee, officer, director, consultant, advisor, representative or otherwise), directly or indirectly, in any endeavor, activity or business that competes with SCS Transportation or any of its affiliates and he will not solicit for employment or hire any employees of the employer or its affiliates or divert or attempt to divert from the employer any business with any customer or account of the employer.
Change of Control Agreements
      Each of the Named Executive Officers in the Summary Compensation Table is party to an Executive Severance Agreement. In the event of a “Change of Control” of SCS Transportation followed within two years by (i) the termination of the executive’s employment for any reason other than death, disability, retirement or “cause” or (ii) the resignation of the executive due to an adverse change in title, authority or duties, a transfer to a new location, a reduction in salary, or a reduction in fringe benefits or annual bonus below a level consistent with SCS Transportation’s practice prior to a Change of Control, the Executive Severance Agreements provide that the executive shall (i) be paid a lump sum cash amount equal to the sum of two times (except for Mr. Trucksess for which the computation is three times) the executive’s highest compensation (salary plus annual bonus) for any consecutive 12 month period within the previous three years; and (ii) remain eligible for coverage under applicable medical, life insurance and long-term disability plans for two years (three years in the case of Mr. Trucksess) following termination. (In the case of Mr. Trucksess, Mr. O’Dell and Mr. Karvois, payments are only to the extent that they would exceed payments under the change of control provisions of their employment agreements.)
      SCS Transportation agrees to pay any taxes incurred by the officer for any payment, distribution or other benefit (including any acceleration of vesting of any benefit) received or deemed received by the officer under the Executive Severance Agreement or otherwise that triggers the excise tax imposed by Section 4999 of the Internal Revenue Code.
      For the purpose of the Agreements, a “Change of Control” will be deemed to have taken place if: (i) a third person, including a “group” as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, purchases or otherwise acquires shares of SCS Transportation and as a result thereof becomes the beneficial owner of shares of SCS Transportation having 20% or more of the total number of votes that may be cast for the election of directors of SCS Transportation; or (ii) as the result of, or in connection with any cash tender or exchange offer, merger or other business combination, or contested election, or any combination of the foregoing transactions, the directors then serving on the Board of Directors cease to constitute a majority of the Board of Directors of SCS Transportation or any successor to SCS Transportation.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
      The Compensation Committee is currently comprised of Klaus E. Agthe, Linda J. French and Douglas W. Rockel. None of these individuals is or has ever been an officer or employee of SCS Transportation. During fiscal 2004, no executive officer of SCS Transportation served as a director of any corporation for which any of these individuals served as an executive officer, and there were no other Compensation Committee interlocks with the companies with which these individuals or SCS Transportation’s other directors are affiliated.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
      The Audit Committee operates pursuant to a written charter, which has been approved and adopted by the Board of Directors and is reviewed and reassessed annually by the Audit Committee. The Committee charter is included within this proxy as Exhibit A and is available within the corporate governance section of the Company’s website at www.scstransportation.com. For the year ended December 31, 2004 and as of the date of the adoption of this report, the Audit Committee was comprised of three directors who met the independence and experience requirements of The Nasdaq Stock Market. Messrs. Olson, Agthe and Holland are “audit committee financial experts” as defined by the applicable rules of the Securities and Exchange Commission.
      The Audit Committee oversees SCS Transportation’s financial reporting process on behalf of the Board of Directors and oversees the entire audit function, including the selection of independent auditors. Management has the primary responsibility for the financial statements and the financial reporting process, including the systems of internal controls and the Company’s legal and regulatory compliance. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements for the year ended December 31, 2004, including a discussion of the acceptability and quality of the accounting principles, the reasonableness of significant accounting judgments and critical accounting policies and estimates, the clarity of disclosures in the financial statements, and management’s assessment and report on internal control over financial reporting. The Audit Committee also discussed with the Chief Executive Officer and Chief Financial Officer their respective certifications with respect to SCS Transportation’s Annual Report on Form 10-K for the year ended December 31, 2004.
      The Audit Committee reviewed with the independent auditors, who are responsible for expressing opinions on (i) the conformity of those audited financial statements with generally accepted accounting principles, (ii) management’s assessment of internal controls over financial reporting, and (iii) the effectiveness of internal controls over financial reporting, their judgments as to the acceptability and quality of SCS Transportation’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including those matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed those disclosures and other matters relating to independence with the auditors.
      The Audit Committee discussed with SCS Transportation’s internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the internal auditor and independent auditors, with and without management present, to discuss the results of their examinations of SCS Transportation’s internal controls, including controls over the financial reporting process, and the overall quality of SCS Transportation’s financial reporting.
      Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. In reliance on the reviews and discussions with management and with the independent auditors referred to above, and the receipt of an unqualified opinion from KPMG LLP dated February 17, 2005 regarding the audited financial statements of SCS Transportation for the year ended December 31, 2004, as well as the opinions of KPMG LLP on management’s assessment of internal controls over financial reporting and on the effectiveness of internal controls over financial reporting, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the Securities and Exchange Commission.
AUDIT COMMITTEE MEMBERS
James A. Olson, Chairman
Klaus E. Agthe
John J. Holland

      The foregoing Stock Performance Graph, Report on Executive Compensation of the Compensation Committee of the Board of Directors, and Report of the Audit Committee of the Board of Directors shall not be deemed to be soliciting material or be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent SCS Transportation specifically incorporates this information by reference, and shall not otherwise be deemed to be filed with the Securities and Exchange Commission under such Acts.
PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
Appointment of Auditors
      KPMG LLP audited SCS Transportation’s annual financial statements for the fiscal year ended December 31, 2004. The Audit Committee has appointed KPMG LLP to be SCS Transportation’s independent auditors for the fiscal year ending December 31, 2005. The shareholders are asked to ratify this appointment at the annual meeting. A representative of KPMG LLP will be present at the meeting to respond to appropriate questions and to make a statement if they so desire.
Auditors’ Fees
      KPMG LLP billed SCS Transportation the following amounts for services provided during fiscal 2003 and 2004:

	2003		2004

Audit Fees	$337,362	*	$801,162	*
Audit-Related Fees	35,743		28,452
Tax Fees	—		—
All Other Fees	—		—

Total Fees	$373,105		$829,614

*	Audit fees in 2003 include additional audit fees paid in 2004 subsequent to the publication of the proxy statement for the annual meeting of shareholders in 2004. Audit fees in 2004 include approximately $23,500 of estimated fees because final invoices for audit services have not been received.

•	Audit Fees. This category includes the fees and out-of-pocket expenses for the audit of SCS Transportation’s annual financial statements and review of SCS Transportation’s quarterly reports.

•	Audit-Related Fees. This category consists of fees for assurance and related services reasonably related to the performance of the audit or the review of SCS Transportation’s financial statements, not otherwise reported under Audit Fees.

•	Tax Fees. This category consists of fees for tax compliance, tax advice and tax planning.

•	All Other Fees. This category consists of fees for other non-audit services.
      The Audit Committee has a written policy governing the engagement of SCS Transportation’s independent auditors for audit and non-audit services. Under this policy, the Audit Committee is required to pre-approve all audit and non-audit services performed by the Company’s independent auditor to assure that the provision of such services does not impair the auditor’s independence. Under the Audit Committee policy, the independent auditor may not perform any non-audit service which independent auditors are prohibited from performing under the rules and regulations of the Securities and Exchange Commission or the Public Company Accounting Oversight Board. The Audit Committee may delegate its pre-approval authority to one or more of its members, but not to management. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
      At the beginning of each fiscal year, the Audit Committee reviews with management and the independent auditor the types of services that are likely to be required throughout the year. Those services are comprised of four categories: audit services, audit-related services, tax services and all other permissible services. The independent auditor provides for each proposed service documentation regarding the specific services to be provided. At that time, the Audit Committee pre-approves a list of specific audit related services that may be provided within each of these categories, and sets fee limits for each specific service or project. Management is then authorized to engage the independent auditor to perform the pre-approved services as needed throughout the year, subject to providing the Audit Committee with regular updates. The Audit Committee reviews all billings submitted by the independent auditor on a regular basis to ensure that their services do not exceed pre-defined limits. The Audit Committee must review and approve in advance, on a case-by-case basis, all other projects, services and fees to be performed by or paid to the independent auditor. The Audit Committee also must approve in advance any fees for pre-approved services that exceed the pre-established limits, as described above.
Vote Required For Ratification
      The Audit Committee was responsible for selecting SCS Transportation’s independent auditors for fiscal year 2005. Accordingly, shareholder approval is not required to appoint KPMG LLP as SCS Transportation’s independent auditors for fiscal year 2005. The Board of Directors believes, however, that submitting the appointment of KPMG LLP to the shareholders for ratification is a matter of good corporate governance. The Audit Committee is solely responsible for selecting SCS Transportation’s independent auditors. If the shareholders do not ratify the appointment, the Audit Committee will review its future selection of independent auditors.
      The ratification of the appointment of KPMG LLP as SCS Transportation’s independent auditors requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote.
YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
“FOR” THE RATIFICATION OF KPMG LLP AS INDEPENDENT AUDITORS FOR 2005.
PROPOSAL 3
APPROVAL OF AMENDMENTS TO THE SCS TRANSPORTATION, INC.
2003 OMNIBUS INCENTIVE PLAN
      In 2003, the Board of Directors and the Company’s shareholders approved the SCS Transportation, Inc. 2003 Omnibus Incentive Plan (the “2003 Omnibus Incentive Plan”). The Board of Directors has approved and recommends that the shareholders vote for the approval of certain amendments to the 2003 Omnibus Incentive Plan. The Board believes the proposed amendments will enhance SCS Transportation’s ability to attract and retain outstanding employees and non-employee directors. If shareholders do not approve the proposed amendments, the plan as in effect prior to the annual meeting will continue. The 2003 Omnibus Incentive Plan as amended by the proposed amendments is designed to ensure that amounts paid and equity awards made under the plan qualify as performance-based compensation that is deductible under Internal Revenue Code Section 162(m).
      The Board’s approval and recommendation of amendments to the 2003 Omnibus Incentive Plan follows a review and evaluation of SCS Transportation’s existing compensation plans and a comparison of those plans with the programs offered by comparable companies.
      If approved by shareholders, the amendments to the 2003 Omnibus Incentive Plan would:

•	Increase the total number of shares reserved for issuance under the 2003 Omnibus Incentive Plan by 150,000 shares, from 274,000 shares to 424,000 shares;

•	Increase the aggregate limit on shares designated for stock options and SARs to any one employee by 4,100 shares, from 95,900 shares to 100,000 shares;

•	Decrease the aggregate limit of shares of restricted stock and unrestricted stock awarded to any employee or non-employee director by 18,500 shares, from 68,500 shares to 50,000 shares;

•	Increase the aggregate limit of shares of restricted stock and unrestricted stock available for issuance under the 2003 Omnibus Incentive Plan by 31,500 shares, from 68,500 shares to 100,000 shares; and

•	Remove a provision providing for an annual grant of 5,000 stock options to non-employee directors and replace it with a provision providing for an annual award of no more than 3,000 shares to each non-employee director.
      A description of the 2003 Omnibus Incentive Plan, as amended, subject to shareholder approval, follows and is qualified by reference to the full text of the plan, which is included in this Proxy Statement as Exhibit B.
SUMMARY OF THE 2003 OMNIBUS INCENTIVE PLAN, AS AMENDED AND RESTATED,
SUBJECT TO SHAREHOLDER APPROVAL
Term
      If approved by the shareholders, the amendments to the 2003 Omnibus Incentive Plan will be effective as of April 20, 2005. The 2003 Omnibus Incentive Plan will terminate on January 22, 2013, unless terminated earlier by the Board of Directors. Termination of the 2003 Omnibus Incentive Plan will not affect grants made prior to termination, but grants may not be made after termination.
Purpose
      The purpose of the 2003 Omnibus Incentive Plan is to align the personal financial interests of executive, managerial and supervisory employees and non-employee directors with SCS Transportation’s shareholders. The 2003 Omnibus Incentive Plan includes provisions for stock grants, stock options, stock appreciation rights (“SARs”), restricted stock and performance unit awards.
Administration
      The 2003 Omnibus Incentive Plan is administered by the Board’s Compensation Committee. Subject to the terms of the 2003 Omnibus Incentive Plan, the Compensation Committee has authority to (i) determine when and to whom awards will be granted; (ii) determine the term of each award; (iii) determine the number of shares covered by awards; (iv) determine all other terms and conditions of awards; (v) adopt and amend rules and regulations with respect to the administration of the 2003 Omnibus Incentive Plan; (vi) make such other determinations as the Committee deems necessary or appropriate; and (vii) construe and interpret the plan and resolve all questions arising under the plan.
Eligibility
      Eligibility under the 2003 Omnibus Incentive Plan is limited to SCS Transportation’s non-employee directors and employees of SCS Transportation and its subsidiaries who have executive, managerial, supervisory or professional responsibilities. SCS Transportation currently estimates that participation in the 2003 Omnibus Incentive Plan will be limited to its non-employee directors and to a group of 20 to 100 employees.
Securities Subject to the 2003 Omnibus Incentive Plan
      The maximum number of shares of common stock that may be issued under the 2003 Omnibus Incentive Plan is 424,000 shares. No more than 100,000 of the 424,000 shares available under the 2003

Omnibus Incentive Plan may be used for grants of restricted stock or awards of shares in the aggregate, and no more than 50,000 shares may be used for grants of restricted stock or awards of stock to any one employee or non-employee director under the plan in the aggregate. In addition, no more than a total of 100,000 of the 424,000 shares under the 2003 Omnibus Incentive Plan may be used for grants of stock options and SARs to any one employee.
      In the event of a stock split, reorganization, recapitalization, stock dividend or other event described under the terms of the 2003 Omnibus Incentive Plan, the Compensation Committee will make appropriate adjustments to the number of shares subject to grants or awards previously made to participants, in the exercise price per share of stock options previously granted to participants and in the number and kinds of shares which may be distributed under the 2003 Omnibus Incentive Plan. Appropriate adjustments will also be made by the Compensation Committee in the terms of SARs to reflect any change with respect to the number of issued and outstanding shares of common stock.
      As of February 28, 2005, the last reported sale price of SCS Transportation common stock on The Nasdaq Stock Market was $22.15 per share.
Equity Compensation for Directors
      Grant of Shares. Subject to the approval by the shareholders of the proposed amendments to the 2003 Omnibus Incentive Plan, each year at the later of (i) the Board of Directors meeting held in conjunction with SCS Transportation’s annual meeting of shareholders and (ii) the third business day following the announcement of the Company’s earnings results for the quarter ended prior to the Company’s annual meeting of shareholders, each non-employee director will be granted an award of shares of common stock equal in value to 50 percent of the then applicable level of annual Board and Committee retainers, with the value of the shares to be computed by reference to the fair market value of SCS Transportation common stock on the date of the award. Each non-employee director also has the option of receiving up to 100 percent of the applicable level of annual Board and Committee retainers in shares of common stock rather than cash. Should any non-employee director desire to take advantage of this option, such non-employee director is required to notify the Compensation Committee at least seven days prior to each annual meeting of shareholders.
      Subject to the approval by the shareholders of the proposed amendments to the 2003 Omnibus Incentive Plan, each year at the later of (i) the Board of Directors meeting held in conjunction with SCS Transportation’s annual meeting of shareholders and (ii) the third business day following the announcement of the Company’s earnings results for the quarter ended prior to the Company’s annual meeting of shareholders, each non-employee director will be granted an award of no more than 3,000 shares of SCS Transportation common stock, with the exact number to be set by the Compensation Committee. The Compensation Committee has determined that 1,200 shares would be awarded to each non-employee director for 2005.
Employee Stock Options
      The 2003 Omnibus Incentive Plan authorizes grants of stock options to eligible employees from time to time as determined by the Compensation Committee. Subject to the limits of the 2003 Omnibus Incentive Plan, the Compensation Committee may grant options to eligible employees under the 2003 Omnibus Incentive Plan for such number of shares and having such terms as the Compensation Committee designates; however, the maximum number of options (and SARs described below) that may be granted to any one employee may not exceed in the aggregate 100,000 shares over the life of the 2003 Omnibus Incentive Plan.
      The Compensation Committee shall specify whether or not any option is intended to be an incentive stock option (“incentive stock option”) as described in Section 422 of the Internal Revenue Code or a nonstatutory or nonqualified stock option (“nonqualified stock option”). The aggregate value of common stock with respect to which incentive stock options are exercisable for the first time by an individual during any calendar year under all SCS Transportation plans may not exceed $100,000. Stock options may not be exercised more than ten years from the date of grant (five years in the case of incentive stock options granted to a 10% or more shareholder). The Compensation Committee may provide for options to be exercisable in installments during the term of the option and the Compensation Committee may also accelerate the time at which an installment portion of an outstanding option may be exercisable.
      Each stock option shall have an exercise price that is not less than the fair market value of the common stock on the date the option is granted (110% of the fair market value in the case of incentive stock options granted to a 10% or more shareholder). The 2003 Omnibus Incentive Plan prohibits the repricing of stock options.
      Payment for shares received upon exercise of a stock option may be made by an optionee in cash, shares of common stock, a combination of the foregoing, or, if permitted by the Company, through a cashless exercise (to the extent allowed by law).
      The Compensation Committee has the discretion to determine the effect on outstanding stock options in the event an employee ceases employment due to total disability, death or retirement.
Stock Appreciation Rights
      The 2003 Omnibus Incentive Plan also authorizes the Compensation Committee to affix SARs to stock options either at the time the option is granted or at any later date at least six months prior to the option’s expiration. SARs provide an optionee the right to surrender all or a portion of an option and receive from SCS Transportation a payment, in shares of common stock, cash, or a combination thereof, equal to the excess of the fair market value of the shares of common stock for which the SAR is exercised over the aggregate option exercise price of such shares under the related option at the time of surrender. SARs are exercisable only to the extent that the related options are exercisable. The exercise of any option will result in an immediate forfeiture of its related SAR, and the exercise of an SAR will cause an immediate forfeiture of its related option.
Restricted Stock
      The 2003 Omnibus Incentive Plan permits the Compensation Committee to grant restricted stock awards to employees. The Compensation Committee will determine the nature and extent of the restrictions on grants of restricted stock, the duration of such restrictions, and any circumstances under which restricted shares will be forfeited. Subject to the terms of the 2003 Omnibus Incentive Plan, the restrictions may not lapse earlier than the first or later than the tenth anniversary of the date of the award. The maximum number of shares of restricted stock and unrestricted stock that may be awarded to any one individual is 50,000 and the maximum number in the aggregate that may be awarded under the 2003 Omnibus Incentive Plan is 100,000 shares over the life of the 2003 Omnibus Incentive Plan. Except as otherwise provided by the Compensation Committee, during any such period of restriction, recipients shall have all of the rights of a holder of common stock, including but not limited to voting rights and the right to receive dividends. The Compensation Committee may establish rules concerning the impact of the termination of employment (by reason of retirement, total disability, death or otherwise) on the applicability of any outstanding restrictions.
Performance Unit Awards
      The 2003 Omnibus Incentive Plan permits the Compensation Committee to grant performance unit awards to eligible employees from time to time. Payment of earned performance unit awards are made to participants in cash.
      Under the terms of the 2003 Omnibus Incentive Plan, the Compensation Committee establishes the time periods over which performance will be measured (the “Performance Period”) and the criteria to be used by the Compensation Committee to evaluate SCS Transportation’s performance with respect to each Performance Period. Such criteria shall be either financial or operating measures of SCS Transportation or its subsidiaries or both and shall be one or more of the following: pretax income, net income, earnings per share, revenue, expenses, return on assets, return on equity, return on investment, return on capital, net profit margin, operating profit margin, cash flow, total shareholder return, capitalization, liquidity, results of customer satisfaction surveys, quality, safety, productivity, cost management or process improvement or any combination of the foregoing established by the Compensation Committee, or they may be based on SCS Transportation’s performance compared with one or more selected companies.
      Under the 2003 Omnibus Incentive Plan, the cash covered by all performance unit awards granted to all “covered employees” (as defined in Section 162(m) of the Internal Revenue Code) with respect to a Performance Period will not exceed 2 percent of SCS Transportation’s consolidated operating income, plus depreciation and amortization (“EBITDA”) for the three fiscal years immediately preceding the grant, as determined by the Compensation Committee, and the cash covered by all performance unit awards granted to an individual “covered employee” (as defined in Section 162(m) of the Internal Revenue Code) under the 2003 Omnibus Incentive Plan with respect to a Performance Period will not exceed 1 percent of the EBITDA for the three fiscal years immediately preceding the grant, as determined by the Compensation Committee.
Amendment
      The Board may at any time terminate, suspend or amend the 2003 Omnibus Incentive Plan in any respect, except that the Board may not, without further approval of the shareholders, amend the 2003 Omnibus Incentive Plan so as to (i) increase the number of shares of common stock which may be issued under the 2003 Omnibus Incentive Plan (except for adjustments for changes in capitalization); (ii) change terms of the 2003 Omnibus Incentive Plan relating to the establishment of the exercise prices under options granted; (iii) extend the duration of the 2003 Omnibus Incentive Plan beyond January 22, 2013; (iv) lengthen the maximum period during which an option or SAR may be exercised; (v) increase the maximum amount a grantee may be paid upon the exercise of a SAR; or (vi) change the class of employees eligible to received awards. No termination, suspension or amendment of the 2003 Omnibus Incentive Plan may, without the consent of an affected participant, adversely affect any of the rights granted such participant under the 2003 Omnibus Incentive Plan.
Provisions Relating to Termination of SCS Transportation’s Separate Existence
      The 2003 Omnibus Incentive Plan provides that in the event SCS Transportation is to be wholly or partly liquidated, or agrees to participate in a merger, consolidation or reorganization in which it, or any entity controlled by it, is not the surviving entity, the Committee may provide that any and all options and SARs granted under the Plan shall be immediately exercisable, that any restricted stock awards under the Plan may be immediately payable in full and any performance unit award will terminate upon the payment of the amounts payable under the award agreement. The Compensation Committee is also granted the right to provide that grantees be paid consideration received by shareholders in such transaction, minus the option price of grantee’s options and the fair market value of shares covered by SARs on the date of grant of the SAR in full satisfaction of such options and SARs.
Federal Income Tax Effects
      The federal income tax consequences applicable to SCS Transportation in connection with an incentive stock option, nonqualified stock option, SAR, award of stock or restricted stock or performance unit award are complex and depend, in large part, on the surrounding facts and circumstances. Under current federal income tax laws, a participant will generally recognize income with respect to grants of stock options, SARs, awards of stock or restricted stock, or performance unit awards, as follows:

•	Incentive stock options. The grant of an incentive stock option will not result in any immediate tax consequences to SCS Transportation or the optionee. An optionee will not realize taxable income, and SCS Transportation will not be entitled to any deduction, upon the timely exercise of an incentive stock option, but the excess of the fair market value of the common stock acquired over the option price will be treated as an item of tax adjustment for purposes of the alternative minimum tax. If the optionee does not dispose of the common stock acquired within one year after its receipt (or within two years after the date the option was granted), the gain or loss realized on the subsequent disposition of the common stock will be treated as long-term capital gain or loss and SCS Transportation will not be entitled to any deduction. If the optionee disposes of the common stock acquired less than one year after its receipt (or within two years after the option was granted), the optionee will realize ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the common stock acquired on the date of exercise over the exercise price, or (ii) if the disposition is a taxable sale or exchange, the amount of any gain realized. Upon such a disqualifying disposition, SCS Transportation will be entitled to a deduction in the same amount and at the same time as the optionee realizes such ordinary income. Any amount realized by the optionee in excess of the fair market value of the common stock on the date of exercise will be taxed to the optionee as capital gain.

•	Nonqualified stock options. The grant of a nonqualified stock option will not result in any immediate tax consequences to SCS Transportation or the optionee. Upon the exercise of a nonqualified stock option, the optionee will generally realize ordinary income in an amount equal to the excess of the fair market value of the common stock acquired over the exercise price of the option. SCS Transportation will be entitled to a deduction at the same time as, and in an amount equal to, the income realized by the optionee.

•	Stock appreciation rights. Upon the exercise of any SAR, any cash received and the fair market value on the exercise date of any common stock received will constitute ordinary income to the grantee. SCS Transportation will be entitled to a deduction in the same amount and at the same time.

•	Awards of stock. The recipient of a stock award will recognize ordinary income at the time the stock is received in an amount equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. The recipient’s basis for determination of gain or loss upon any subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized when the stock is received. Upon the disposition of any stock received as a stock award, the difference between the sale price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if, at the time of disposition, the shares have been held for more than one year since the recipient recognized compensation income with respect to such shares. In the year that the recipient of stock recognizes ordinary taxable income in respect of such award, SCS Transportation will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the recipient is required to recognize.

•	Restricted stock. An employee generally will not realize taxable income upon an award of restricted stock. However, an employee who receives restricted stock will realize as ordinary income at the time of the lapse of the restrictions an amount equal to the fair market value of the common stock at the time of such lapse unless the employee elects to realize ordinary income on the date of receipt of the restricted common stock. At the time the employee realizes ordinary income, SCS Transportation will be entitled to deduct the same amount as the ordinary income realized by the employee.

•	Payments in respect of performance unit awards. Any cash received as payments in respect of performance unit awards under the 2003 Omnibus Incentive Plan will constitute ordinary income to the employee in the year in which paid, and SCS Transportation will be entitled to a deduction in the same amount.

•	Internal Revenue Code Section 162(m). Payments or grants (excluding restricted stock) under the 2003 Omnibus Incentive Plan are intended to qualify as “qualified performance-based compensation” under the Internal Revenue Code and the applicable regulations.

New Plan Benefits
      With the exception of the issuance of shares to non-employee directors, all benefits payable that may be awarded under the 2003 Omnibus Incentive Plan are at the discretion of the Compensation Committee. Except as set forth in the table below, the amount of benefits payable under the 2003 Omnibus Incentive Plan is not determinable:

Name and Position	Dollar Value ($)		Number of Units

Herbert A. Trucksess, III Chairman, President and Chief Executive Officer	—		—
Richard D. O’Dell President and Chief Executive Officer Saia Motor Freight Line, Inc.	—		—
Paul J. Karvois President and Chief Executive Officer Jevic Transportation, Inc.	—		—
James J. Bellinghausen Vice President and Chief Financial Officer	—		—
David J. Letke	—		—
Vice President — Operations Planning	—		—
Executive Group	—		—
Non-Executive Director Group	$234,480	(1)	10,586 shares	(1)
Non-Executive Officer Employee Group	—		—

(1)	Subject to the approval by the shareholders of the proposed amendments to the 2003 Omnibus Incentive Plan, at the later of (i) the Board of Directors meeting held in conjunction with SCS Transportation’s annual meeting of shareholders and (ii) the third business day following the announcement of the Company’s earnings results for the quarter ended prior to the Company’s annual meeting of shareholders, each non-employee director will be granted an award of shares of common stock equal in value to 50 percent of the then applicable level of annual Board and Committee retainers, with the value of the shares to be computed by reference to the fair market value of SCS Transportation common stock on the date of the award. Each non-employee director also has the option of receiving up to 100 percent of the applicable level of annual Board and Committee retainers in shares of common stock rather than cash. At the same time, each non-employee director will be granted an annual award of no more than 3,000 shares of SCS Transportation common stock, with the exact number to be set by the Compensation Committee. The Compensation Committee has determined that 1,200 shares would be awarded for 2005. The table above sets forth the value and the number of shares of common stock to be issued to non-employee directors in 2005 pursuant to the plan, assuming non-employee directors elect to receive 50 percent of their Board and Committee retainers in stock, and based on an award of 1,200 shares to each non-employee director. For purposes of the table, shares of SCS Transportation are valued at $22.15, the closing price on February 28, 2005. The actual value of the awards made will vary depending on the fair market value on the date of the awards made pursuant to the plan.
YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
“FOR” THE APPROVAL OF THE AMENDMENTS TO THE 2003 OMNIBUS INCENTIVE PLAN.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors and certain officers of SCS Transportation and persons who own more than ten percent of SCS Transportation’s common stock to file with the Securities and Exchange Commission initial reports of beneficial ownership (Form 3) and reports of subsequent changes in their beneficial ownership (Form 4 or Form 5) of SCS

Transportation’s common stock. Such directors, officers and greater-than-ten-percent shareholders are required to furnish SCS Transportation with copies of the Section 16(a) reports they file. The Securities and Exchange Commission has established specific due dates for these reports, and SCS Transportation is required to disclose in this proxy statement any late filings or failures to file.
      Based solely upon a review of the copies of the Section 16(a) reports (and any amendments thereto) furnished to SCS Transportation and written representations from certain reporting persons that no additional reports were required, SCS Transportation believes that its directors, reporting officers and greater-than-ten-percent shareholders complied with all these filing requirements for the fiscal year ended December 31, 2004.
SIGNIFICANT SHAREHOLDERS
      The following table lists certain persons known by SCS Transportation to own beneficially, as of December 31, 2004, more than five percent of SCS Transportation’s common stock.

Name and Address of Beneficial Owner	Number of Shares		Percent of Class(1)

Barclays Global Investors, N.A. and related entities as a group(2) 45 Fremont Street, 17th Floor San Francisco, CA 94105	1,358,052	(3)	9.00%
Dimensional Fund Advisors, Inc.(4) 1099 Ocean Avenue, 11th Floor Santa Monica, CA 90401	1,191,581		7.89%
Goldman Sachs Asset Management LP(5) 32 Old Slip New York, NY 10005	1,097,753		7.27%
FMR Corp.(6) 82 Devonshire Street Boston, MA 02109	779,567		5.16%

(1)	For each person or group, the percentage ownership was determined by dividing the number of shares shown in the table by 15,096,087 (the number of shares of our common stock outstanding as of December 31, 2004).

(2)	The group (the “Barclays Group”) consists of the following entities at each respective address, with the number of shares owned by each entity within the group noted thereafter: (i) Barclays Global Investors, N.A.; 45 Fremont Street, San Francisco, CA 94105; 1,166,553 shares; (ii) Barclays Global Fund Advisors; 45 Fremont Street, San Francisco, CA 94105; 167,255 shares; and (iii) Barclays Capital Securities Limited; 5 The North Colonnade, Canary Wharf, London, England E14 4BB; 24,244 shares.

(3)	Based on a Schedule 13G Information Statement filed by the Barclays Group on February 14, 2005. Such Schedule 13G discloses that Barclays Global Investors, N.A. has sole dispositive power over 1,166,553 of the shares of common stock and sole voting power over 1,062,279 of the shares of common stock. Barclays Global Fund Advisors has sole dispositive power over 167,255 of the shares of common stock and sole voting power over 165,920 of the shares of common stock. Barclays Capital Securities Limited has sole voting and dispositive power over 24,244 of the shares of common stock.

(4)	Based on a Schedule 13G Information Statement filed by Dimensional Fund Advisors, Inc. on February 9, 2005. Such Schedule 13G discloses that Dimensional Fund Advisors, Inc. possesses investment and/or voting power over 1,191,581 of the shares of common stock that are owned by funds over which Dimensional Fund Advisors, Inc. serves as investment advisor and investment manager. Dimensional Fund Advisors, Inc. serves as investment advisor for four investment companies and serves as investment manager to certain other commingled group trusts and separate accounts.

(5)	Based on a Schedule 13G Information Statement filed by Goldman Sachs Asset Management LP on February 7, 2005. Such Schedule 13G discloses that Goldman Sachs Asset Management LP has dispositive power over 1,097,753 of the shares of common stock and sole voting power over 888,360 of the shares of common stock.

(6)	Based on a Schedule 13G Information Statement filed by FMR Corp., Edward C. Johnson 3d and Abigail P. Johnson on November 30, 2004. Edward C. Johnson 3d, Abigail P. Johnson and members of the Johnson family are a controlling group of shareholders of FMR Corp. Such Schedule 13G discloses that FMR Corp. has sole dispositive power with respect to all of our common stock that FMR Corp. beneficially owns. Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp. at the same address and a registered investment advisor, is the beneficial owner of 779,567 shares of common stock as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. The ownership of one investment company, Fidelity Low Priced Stock Fund, amounted to 779,567 of the shares of common stock. FMR Corp. does not have the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds’ Board of Trustees. Fidelity Management & Research Company carries out the voting of the shares under written guidelines established by the Funds’ Board of Trustees.

OTHER MATTERS
      We know of no other business that will be presented at the meeting. If any other matter properly comes before the shareholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their best judgment.
ADDITIONAL INFORMATION
Proxy Solicitation
      SCS Transportation will bear the entire cost of this proxy solicitation. In addition to soliciting proxies by this mailing, we expect that our directors, officers and regularly engaged employees may solicit proxies personally or by mail, telephone, facsimile or other electronic means, for which solicitation they will not receive any additional compensation. SCS Transportation will reimburse brokerage firms, custodians, fiduciaries and other nominees for their out-of-pocket expenses in forwarding solicitation materials to beneficial owners upon our request.
Shareholder Proposals for 2006 Annual Meeting
      Any shareholder who intends to present a proposal at the annual meeting in 2006 must deliver the proposal to SCS Transportation’s corporate Secretary at 4435 Main Street, Suite 930, Kansas City, MO 64111:

•	Not later than November 11, 2005, if the proposal is submitted for inclusion in our proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934.

•	On or after November 11, 2005, and on or before December 11, 2005, if the proposal is submitted pursuant to SCS Transportation’s by-laws, in which case we are not required to include the proposal in our proxy materials.

By order of the Board of Directors,

James J. Bellinghausen
Secretary

Exhibit A
SCS TRANSPORTATION, INC.
AUDIT COMMITTEE CHARTER
Committee Role
      The Audit Committee is a committee of the Board of Directors. Its primary role is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information, which will be provided to the shareholders and others, the system of internal controls which management and the Board of Directors have established, the audit process and the Company’s legal and regulatory compliance. In doing so, it is the responsibility of the Audit Committee to provide an open avenue of communication between the Board of Directors, management, counsel, other Board committees and advisors, the internal audit function and the independent (external) accountants.
Committee Membership
      The Committee shall consist of at least three and no more than five independent directors that shall be appointed annually by the Board of Directors on the recommendation of the Nominating and Governance Committee. The Board of Directors shall appoint one of the members of the Audit Committee as chairperson. Independent directors are (consistent with Nasdaq independence requirements) persons other than an officer or employee of the Company, who have no relationship to the Company that may interfere with the exercise of their independent judgment in carrying out the responsibilities of a director. Committee members shall have (1) the ability to read and understand fundamental financial statements, including a company’s balance sheet, income statement, statement of cash flow, and key performance indicators; and (2) the ability to understand key business and financial risks and related controls and control processes. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant. The Board of Directors will determine whether at least one member of the Committee qualifies as an “audit committee financial expert” in compliance with the criteria established by the SEC. The existence of such a member, including his or her name and whether or not he or she is independent, will be disclosed as required by the SEC. Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies.
Committee Operating Principles
      In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality. The Committee shall fulfill its responsibilities within the context of the following overriding principles:

•	Communications — The chairperson and other members of the Committee shall, to the extent appropriate, have contact throughout the year with senior management, internal audit, external accountants, and other key Committee advisors, as applicable, to strengthen the Committee’s knowledge of relevant current and prospective business issues.

•	Committee Education/ Orientation — The Committee, with management, shall develop and participate in a process for review of important financial and operating topics that present potential significant risk to the Company.

•	Meeting Scheduling & Agenda — Scheduling of the meetings and providing the Committee with written agendas for all meetings shall be the responsibility of the Committee chairperson, with input from Committee members, management and other key Committee advisors, as requested.

•	Committee Expectations and Information Needs — The Committee shall communicate its expectations and information needs to management, internal audit, and external parties, including external accountants.

•	External Resources — The Committee shall have the power to conduct or authorize investigations into matters within the Committee’s scope of responsibilities. The Committee shall have unrestricted access to members of management and all information relevant to its responsibilities. The Committee shall be empowered to retain independent counsel, external accountants, or others to assist it in the conduct of its duties, as the Committee deems necessary. The Company must provide appropriate funding, as determined by the Committee, to compensate the external accountants engaged for the purpose of rendering an audit report or performing other audit, review or attest services, to compensate any advisers employed by the Committee, and to pay ordinary administrative expenses that are necessary or appropriate in carrying out the Committee’s duties.

•	Committee Meeting Attendees — The Committee shall request members of management, counsel, internal audit, and external accountants, to participate in Committee meetings, as necessary, to carry out the Committee responsibilities. Periodically and at least annually, the Committee shall meet in private session with only the Committee members. The Committee shall also meet in executive session separately with the internal auditor and external accountants, at least annually. However, either the internal auditor or the external accountants, or counsel, may, at any time, request a meeting with the Audit Committee or the Committee chairperson, with or without management attendance.

•	Reporting to the Board of Directors — The Committee, through the Committee chairperson, shall report Committee actions and recommendations to the full Board.

•	Audit Committee Charter — Annually, the Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

•	Other Functions — The Committee shall perform such other functions assigned by law, Nasdaq, the Company’s certificate of incorporation or bylaws, or the Board of Directors.

•	External Reports — The Committee shall provide for inclusion in the Company’s proxy statement or other SEC filings, any report from the Audit Committee required by applicable laws and regulations and stating among other things whether the Audit Committee has:

•	Reviewed and discussed the audited financial statements with management.

•	Discussed with the external accountants the matters required to be discussed by SAS 61 relating to the conduct of the audit.

•	Received disclosures from the external accountants regarding the accountants’ independence as required by Independence Standards Board Standard No. l and discussed with the accountants their independence.

•	Recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K.
Meeting Frequency
      The Committee shall meet at least on a quarterly basis. Additional meetings shall be scheduled as considered necessary by the Committee or chairperson.
Committee’s Relationship with the External Accountants
      The Committee shall have the sole authority to appoint (and recommend that the Board of Directors submit for stockholder ratification) the external accountants, approve the compensation of the external accountants, approve the terms of their engagement, approve any non-audit functions, evaluate whether the Company should rotate auditors on a regular basis, and discharge the external accountants. The Audit

Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed by the external accountants, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit.
      The external accountants, in their capacity as independent public accountants, shall report directly to the Audit Committee.
      The Committee shall annually review (1) the experience and qualifications of the senior members of the external accounting team; (2) the scope and approach of the annual audit; (3) a description of the quality control procedures the external accounting firm has established; (4) a report from the external accountants describing any material issues raised by the firm’s most recent peer review or internal quality control review, or by any inquiry or investigation conducted by governmental or professional authorities during the preceding five (5) years with respect to independent audits carried out by the firm and the steps taken to deal with any reported problems; (5) any issue involving a disagreement with management; and (6) the Company’s application of accounting principles where the Company’s external accountants team consulted with specialty partners of the external accountants.
      The Committee shall annually review the external accountants’ identification of issues and business and financial risks and exposures and their assessment of quantitative and qualitative factors used in concluding the Company’s financial statements are in accordance with generally accepted accounting principles.
      The Committee shall annually review the performance (including the effectiveness, objectivity, and independence) of the external accountants. The Committee shall ensure receipt of a formal written statement from the external accountants consistent with the standards set by the Independence Standards Board. Additionally, the Committee shall discuss with the external accountants any relationships or services that may affect the external accountant’s objectivity or independence, including a review of the nature of all services provided and related fees charged by the external accountants. If the Committee is not satisfied with the external accountant’s assurances of independence, it shall take or recommend to the full Board appropriate action to ensure the independence of the external accountants.
      If the external accountant identifies significant issues relative to the overall Board responsibility that have been communicated to management but, in their judgment, have not been adequately addressed, they should communicate these issues to the Committee chairperson.
      The external accountants shall be instructed to communicate directly to the Audit Committee any serious difficulties or disputes with management and it is the responsibility of the Audit Committee to resolve disputes regarding financial reporting. The external accountant is ultimately responsible to the Audit Committee of the Company.
      The external accountants and management shall discuss with the Committee the appropriateness of accounting principles and financial disclosure practices used and particularly about the degree of aggressiveness or conservatism of the Company’s accounting principles and underlying estimates.
      The Committee shall also determine, in regards to new transactions or events, the external accountant’s reasoning for the appropriateness of the accounting principles and disclosure practices adopted by management.
      The Committee shall obtain from the external accountants assurance that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

Committee’s Relationship with the Internal Auditor
      The internal audit function shall be responsible to the Board of Directors through the Committee.
      The Committee should annually:

•	Evaluate the internal audit process for establishing the annual internal audit plan and the focus on risk.

•	Consider the audit scope and role of the internal audit function.

•	Review and evaluate the scope, risk assessment and nature of the internal audit plan and any subsequent changes, including whether or not the internal audit plan is sufficiently linked to the Company’s overall business objectives and management’s success and risk factors.

•	Consider and review with the internal auditor and management:

•	Significant findings during the year and management’s responses thereto, including the timetable for implementation of the recommendations to correct weaknesses in internal controls.

•	Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

•	Any changes required in the planned scope of their audit plan.

•	The internal audit budget.

•	The internal audit charter.

•	The internal auditor’s performance and changes in internal audit leadership and/or key financial management, including determining that the independence and objectivity of the internal auditor is maintained.
      If the internal auditor identifies significant issues relative to the overall Board responsibility that have been communicated to management but, in their judgment, have not been adequately addressed, they should communicate these issues to the Committee chairperson.
Primary Committee Responsibilities

The Committee should:

Internal Controls and Risk Management —

•	Review the Company’s process for assessing significant risks or exposures and the steps management has taken to minimize such risks to the Company.

•	Consider and review with management and the external accountants:

•	The effectiveness of or weaknesses in the Company’s internal financial and accounting controls, including computerized information system controls and security in the overall control environment.

•	Any related significant findings and recommendations of the external accountants and internal auditor together with management’s responses thereto, including the timetable for implementation of recommendations to correct weaknesses in internal controls.

•	Review the Company’s policy on retention of the external accountants for any non-audit services and the fee for such services.

Correspondence —

•	Review with management and the external accountants any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding the Company’s financial statements, accounting policies, or internal controls.

Regulatory and accounting requirements —

•	Review with management and the external accountants the effect of regulatory changes, significant new or proposed accounting guidelines and off-balance sheet structures on the Company’s financial statements.

•	Review and approve all related party transactions as identified by management and the external accountants.

•	Recommend guidelines to the Board of Directors for the hiring by the Company of employees of the Company’s external accountants.

Financial Reporting —

•	Review filings with the SEC and other published financial documents containing the Company’s financial statements, including annual and interim reports, press releases and statutory filings.

•	Review key financial statement risks, issues and disclosures and their impact or potential effect on reported financial information with management and external accountants.

•	Review the effect of alternative methods of accounting under generally accepted accounting principles on the Company’s reported results.

•	Review with management and the external accountants at the completion of the annual examination:

•	The Company’s annual financial statements and related footnotes.

•	The results of external accountants’ audit of the financial statements and their report thereon.

•	Any significant changes required in the external accountants’ audit plan.

•	The significant estimates and judgments underlying the financial statements.

•	Other matters related to the conduct of the audit, which are to be communicated to the Committee under generally accepted auditing standards.

Compliance with Laws and Regulations —

•	Review with management and external accountants the Company’s process for determining risks and exposures from asserted and unasserted litigation and claims and from noncompliance with laws and regulations.

•	Review with the Company’s general counsel, external accountants and others any legal, tax or regulatory matters that may have a material impact on Company operations and the financial statements, related Company compliance policies, and programs and reports received from regulators.

•	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

Compliance with Codes of Ethical Conduct —

•	Review and assess the Company’s processes for administering a code of ethical conduct, including conflict of interest policies and identification and reporting of related party transactions.

•	Review with the external accountants the results of their review of the Company’s monitoring of compliance with the Company’s code of conduct, including compliance with the Foreign Corrupt Practices Act.

•	Review policies and procedures with respect to officers’ expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the internal auditors and/or external accountants.
      While the Audit Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the external accountants.

Exhibit B
SCS TRANSPORTATION, INC.
AMENDED AND RESTATED
2003 OMNIBUS INCENTIVE PLAN

1.	Purpose
      The SCS Transportation, Inc. 2003 Omnibus Incentive Plan is designed to enable qualified executive, managerial, supervisory and professional personnel of SCS Transportation, Inc. and its Subsidiaries and non-employee directors of SCS Transportation, Inc. and its Subsidiaries to acquire or increase their ownership of common stock of the Company on reasonable terms, and in some cases, to enable such personnel to receive cash awards. The opportunity so provided is intended to foster in such individuals a strong incentive to put forth maximum effort for the continued success and growth of the Company and its Subsidiaries, to aid in retaining individuals who put forth such efforts, and to assist in attracting the best available individuals in the future.

2.	Definitions
      When used herein, the following terms shall have the meaning set forth below:
      2.1     “Award” shall mean an Option, an SAR, a Performance Unit Award, a Restricted Stock Award, or a grant of Shares.
      2.2     “Board” means the Board of Directors of SCS Transportation, Inc.
      2.3     “Cause” means gross negligence or gross neglect of duties, commission of a felony or of a gross misdemeanor involving moral turpitude; or fraud, disloyalty, dishonesty or willful violation of any law or significant Company or Subsidiary policy resulting in an adverse effect on the Company or such Subsidiary.
      2.4     “Code” means the Internal Revenue Code of 1986, as amended.
      2.5     “Committee” means the members of the Board’s Compensation Committee who are “disinterested persons” as defined in Rule 16b-3(b)(3)(i) promulgated under the Securities Exchange Act of 1934, as amended, as it exists on the effective date of the Plan or as subsequently amended or interpreted and who are “outside directors” within the meaning of Section 162(m) of the Code and the regulations thereunder.
      2.6     “EBITDA” means the Company’s consolidated earnings before interest, taxes, depreciation and amortization, as derived from the Company’s audited financial statements as the sum of operating income plus depreciation and amortization, as calculated by the Committee.
      2.7     “Company” means SCS Transportation, Inc., a Delaware corporation.
      2.8     “Fair Market Value” means with respect to the Company’s Shares the closing price of the Shares as reported by NASDAQ or if the closing price is not reported, the bid price of the Shares as reported by NASDAQ.
      2.9     “Grantee” means a person to whom an Award is made.
      2.10     “Incentive Stock Option” or “ISO” means an Option awarded under the Plan which meets the requirements of Section 422 of the Code and the regulations thereunder.
      2.11     “NASDAQ” means the National Association of Securities Dealers Automated Quotation System.
      2.12     “Non-Employee Director” means a director of the Company who is not also an employee of the Company or any Subsidiary.

      2.13     “Non-Qualified Stock Option” or “NQSO” means an Option awarded under the Plan, which is not an ISO.
      2.14     “Option” means the right to purchase, at a price, for a Term, under conditions, and for cash or other considerations fixed by the Committee in accordance with the Plan, and subject to such other limitations and restrictions as the Plan and the Committee impose, a number of Shares specified by the Committee. An Option may be either an ISO or an NQSO or a combination thereof.
      2.15     “Performance Unit Award” means an award of cash tied to selected performance criteria. Performance Unit Awards will provide for the payment of cash if performance goals are achieved over specified performance periods.
      2.16     “Plan” means this SCS Transportation, Inc. Amended and Restated 2003 Omnibus Incentive Plan.
      2.17     “Restricted Stock Award” means the grant of a right to receive, at a time or times fixed by the Committee in accordance with the Plan, and subject to such other limitations and restrictions as the Plan and the Committee impose, the number of Shares specified by the Committee.
      2.18     “Right of First Refusal” means the right of the Company to be given the opportunity to repurchase Shares awarded under the Plan at their then Fair Market Value prior to such Shares being offered for sale to any other party. This right shall apply to any Shares awarded under the Plan under terms and conditions established by the Committee at the time of Award, and shall apply to all Grantees and their guardians, legal representatives, joint tenants, tenants in common, heirs or Successors.
      2.19     “SAR” means a right to surrender to the Company all or a portion of an Option and to be paid therefore an amount, as determined by the Committee, no greater than the excess, if any, of (a) the Fair Market Value, on the date such right is exercised, of the Shares to which the Option or portion thereof relates, over (b) the aggregate Option price of those Shares.
      2.20     “Shares” means shares of the Company’s common stock or, if by reason of the adjustment provisions hereof any rights under an Award under the Plan pertain to any other security, such other security.
      2.21     “Subsidiary” means any business, whether or not incorporated, in which the Company, at the time an Award is granted to an employee thereof, or in other cases, at the time of reference, owns directly or indirectly not less than 50% of the equity interest.
      2.22     “Successor” means the legal representative of the estate of a deceased Grantee or the person or persons who shall acquire the right to exercise an Option or an SAR, or to receive Shares issuable in satisfaction of a Restricted Stock Award, by bequest or inheritance or by reason of the death of the Grantee, as provided in accordance with Section 12 hereof.
      2.23     “Term” means the period during which a particular Option or SAR may be exercised or the period during which the restrictions placed on a Restricted Stock Award are in effect.
      2.24     “Total Disability” means total disability as defined under the Company’s or any Subsidiary’s group insurance plan covering total disability. In the absence of such insurance plan the Committee shall make such determination.

3.	Administration of the Plan
      3.1     The Plan shall be administered by the Committee.
      3.2     The Committee shall have plenary authority, subject to the provisions of the Plan, to determine when and to whom Awards shall be granted, the Term of each Award, the number of Shares covered by the Award, and all other terms or conditions of the Award. The Committee may grant such additional benefits in connection with any Award as it deems appropriate. The number of Shares, the Term, the other terms and conditions of a particular kind of Award and any additional benefits granted in connection with any Award need not be the same, even as to Awards made at the same time. The Committee’s actions in granting Awards, in setting their terms and conditions, and in granting any additional benefits in connection with any Award, shall be conclusive on all persons.
      3.3     The Committee shall have the sole responsibility for construing and interpreting the Plan, for establishing and amending such rules and regulations as it deems necessary or desirable for the proper administration of the Plan, and for resolving all questions arising under the Plan. Any decision or action taken by the Committee arising out of, or in connection with, the construction, administration, interpretation and effect of the Plan and of its rules and regulations shall be conclusive and binding upon all Grantees, Successors, and all other persons.
      3.4     The Committee shall regularly inform the Board of its actions with respect to all Awards under the Plan and the terms and conditions of such Awards in a manner, at such times, and in such form as the Board may reasonably request.
      3.5     The performance criteria for Awards made to any “covered employee” (as defined in Section 162(m) of the Code), and which are intended to qualify as “performance-based compensation” (as defined in Section 162(m) of the Code), shall consist of objective tests established by the Committee based on one or more of the indicators of performance described in Section 8.2.

4.	Eligibility
      Awards may be made under the Plan to employees of the Company or a Subsidiary who have executive, managerial, supervisory or professional responsibilities. In making a determination concerning the granting of Awards to eligible employees, the Committee may take into account the nature of the services they have rendered or that the Committee expects they will render, their present and potential contributions to the success of the business, the number of years of effective service they are expected to have and such other factors as the Committee in its sole discretion shall deem relevant. Awards may be made to Non-Employee Directors pursuant to Section 10.

5.	Shares Subject to Plan
      Subject to adjustment as provided in Section 21 below, 424,000 Shares are hereby reserved for issuance in connection with Awards under the Plan. The Shares so issued may be unreserved Shares held in the treasury however acquired or Shares which are authorized but unissued. For purposes of determining the number of Shares issued under the Plan, no Shares shall be deemed issued until they are actually delivered to a Grantee or such other person described in Section 11. Shares covered by Awards that either wholly or partly are not earned, or that expire or are forfeited, cancelled or terminated shall be available for future issuance of Awards. Subject to adjustment as provided in Section 21 below:

(a) the maximum number of Shares with respect to which Options and SAR’s may be granted during the term of the Plan to an employee under the Plan is 100,000 Shares;

(b) the maximum number of Shares with respect to which Restricted Stock Awards and awards of Shares may be granted during the term of the Plan to an employee or Non-Employee Director under the Plan is 50,000 Shares; and

(c) the maximum number of Shares with respect to which Restricted Stock Awards and awards of Shares may be granted in the aggregate during the term of the Plan is 100,000 Shares.

6.	Granting of Options to Employees
      6.1     Subject to the terms of the Plan, the Committee may from time to time grant Options to eligible employees.
      6.2     The aggregate Fair Market Value (as determined on the date of grant) of ISO Awards to an individual Grantee and exercisable for the first time during any calendar year shall not exceed $100,000.

      6.3     The purchase price of each Share subject to Options shall be fixed by the Committee, but shall not be less than 100% of the Fair Market Value of the Shares on the date the Option is granted. Except as otherwise provided in Section 21, in no event may an Option be repriced.
      6.4     The minimum purchase price of an ISO Award shall be 110% of Fair Market Value with respect to Grantees who at the time of Award are deemed to own 10% or more of the voting power of the Company as defined by the Code.
      6.5     Each Option shall expire and all right to purchase Shares thereunder shall cease on the date fixed by the Committee, which subject to the terms of the Plan, shall not be later than the tenth anniversary of the date on which the Option was granted.
      6.6     ISO awards shall expire and all rights to purchase Shares thereunder shall cease no later than the fifth anniversary of the date on which the Option was granted with respect to Grantees who at the time of Award are deemed to own 10% or more of the voting power of the Company as defined by the Code.
      6.7     Each Option shall become exercisable at the time, and for the number of Shares, fixed by the Committee. Except to the extent otherwise provided in or pursuant to Sections 12 and 13, no Option granted to employees shall become exercisable as to any Shares during the first six months after the date on which the Option was granted.
      6.8     Subject to the terms of the Plan, the Committee may make all or any portion of Option Shares subject to a Right of First Refusal for any period of time set by the Committee at the time of Award.
      6.9     Each Option granted under this Section 6 shall be evidenced by an agreement with the Company which shall contain the terms and provisions set forth herein and shall otherwise be consistent with the provisions of the Plan.

7.	Grant of Stock Appreciation Rights to Employees
      7.1     The Committee may, in its discretion, grant an SAR to any employee that is the holder of an Option, either at the time the Option is granted or by amending the instrument evidencing the grant of the Option at any time after the Option is granted and more than six months before the end of the Term of the Option, so long as the grant is made during the period in which grants of SARs may be made under the Plan.
      7.2     Each SAR shall be for such Term, and shall be subject to such other terms and conditions, as the Committee shall impose. The terms and conditions may include Committee approval of the exercise of the SAR, limitations on the time within which and the extent to which such SAR shall be exercisable, limitations on the amount of appreciation which may be recognized with regard to such SAR, and specification of what portion, if any, of the amount payable to the Grantee upon his or her exercise of an SAR shall be paid in cash and what portion, if any, shall be payable in Shares. If and to the extent that Shares are issued in satisfaction of amounts payable on exercise of an SAR, the Shares shall be valued at their Fair Market Value on the date of exercise.
      7.3     Except to the extent otherwise provided in Sections 12 and 13, no SAR shall be exercisable during the first six months after its date of grant.
      7.4     Upon exercise of an SAR, the Option, or portion thereof, with respect to which such right is exercised shall be surrendered and shall not thereafter be exercisable.

8.	Grant of Performance Unit Awards to Employees
      8.1     The Committee may designate employees as Grantees of Performance Unit Awards and shall establish performance periods under the Performance Unit Awards, provided that the total cash covered by all Performance Unit Awards granted to a “covered employee” (as defined in Section 162(m) of the Code) with respect to a performance period shall not exceed 1% of EBITDA for the Company and its

Subsidiaries on a consolidated basis for the three fiscal years immediately preceding the grant; provided, further that the total cash covered by all Performance Unit Awards granted to all “covered employees” (as defined in Section 162(m) of the Code) as a group with respect to a performance period shall not exceed 2% of EBITDA for the Company and its Subsidiaries on a consolidated basis for the three fiscal years immediately preceding the grant.
      8.2     The Committee shall establish indicators of performance applicable to the relevant performance period. Indicators of performance are utilized to determine the amount and timing of Performance Unit Awards, and may vary between performance periods and different Performance Unit Awards. The indicators of performance shall be one or more of the following: the Company’s pretax income, net income, earnings per Share, revenue, expenses, return on assets, return on equity, return on investment, return on capital, net profit margin, operating profit margin, cash flow, total stockholder return, capitalization, liquidity, results of customer satisfaction surveys, quality, safety, productivity, cost management or process improvement or any combination of the foregoing as the Committee approves. Such performance goals may be determined solely by reference to the performance of the Company, a Subsidiary, or a division or unit of any of the foregoing, or based upon comparisons of any of the indicators of performance relative to other companies. The Committee may also exclude the impact of any event or occurrence which the Committee determines should appropriately be excluded such as, for example, a restructuring or other nonrecurring charge, an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or a change in accounting standards required by U.S. generally accepted accounting principles.
      8.3     Subject to the terms of the Plan, the Committee may make downward adjustments in Performance Unit Awards to Grantees.
      8.4     At the time of making grants of Performance Unit Awards, the Committee shall establish such terms and conditions as it shall determine applicable to such Awards.
      8.5     Subject to applicable restrictions under Section 162(m) of the Code, the Committee shall determine the extent to which an Employee shall participate in a partial performance period because of becoming eligible to be a Grantee after the beginning of such performance period. In the event a Grantee is involuntarily terminated without cause or terminates employment due to death, Total Disability or retirement (as determined by the Committee), after completing at least 50% of the performance period for an Award, such Grantee shall be entitled to a pro rata portion of the Award if the indicators of performance are met, payable in accordance with procedures established by the Committee.

9.	Grant of Restricted Stock Awards to Employees
      9.1     Subject to the terms of the Plan, the Committee may also grant eligible employees Restricted Stock Awards.
      9.2     The terms and conditions of such Awards, including restrictions on transfer or on the ability of the Grantee to make elections with respect to the taxation of the Award without the consent of the Committee, shall be determined by the Committee. Except as provided in or pursuant to Sections 12 and 13, no such restrictions shall lapse earlier than the first, or later than the tenth, anniversary of the date of the Award.
      9.3     The Committee may establish terms and conditions under which the Grantee of a Restricted Stock Award shall be entitled to receive a credit equivalent to any dividend payable with respect to the number of Shares which, as of the record date for such dividend, have been awarded but not delivered to him or her. Any such dividend equivalents shall be paid to the Grantee of the Restricted Stock Award at such time or times during the period when the Shares are being held by the Company pursuant to the terms of the Restricted Stock Award, or at the time the Shares to which the dividend equivalents apply are delivered to the Grantee, as the Committee shall determine. Any arrangement for the payment of dividend equivalents shall be terminated if, under the terms and conditions established by the Committee, the right to receive Shares being held pursuant to the terms of the Restricted Stock Award shall lapse.

      9.4     Subject to the terms of the Plan, the Committee may make all or any portion of Shares Awarded under a Restricted Stock Award subject to a Right of First Refusal for any period of time set by the Committee at the time of Award.
      9.5     The Committee may adopt and apply rules to ensure compliance with tax withholding requirements, including, but not limited to, the retention of a sufficient number of restricted shares upon which restrictions have lapsed to pay such tax.

10.	Awards to Non-Employee Directors
      10.1     Mandatory Retainer Awards. At the later of (i) the Board of Directors meeting immediately following the Company’s annual meeting of stockholders in each calendar year, and (ii) the third business day after the announcement of the Company’s earnings results for the quarter ended prior to the Company’s annual meeting of stockholders in each calendar year, each Non-Employee Director shall be granted an award of Shares equal in value to fifty percent (50%) of the then applicable level of annual Board and committee retainers, with the value of the Shares to be computed for the purposes of determining the number of Shares awarded by reference to the Fair Market Value of a Share on the date of the award of the Shares. Any Non-Employee Director appointed to the Board of Directors other than at the Company’s annual meeting of stockholders shall be granted upon his or her appointment an award of Shares equal in value to fifty percent (50%) of the then applicable level of annual Board and committee retainers, reduced proportionately as the Committee deems appropriate based on the time remaining until the next annual meeting of stockholders, with the value of Shares to be computed for the purposes of determining the number of Shares awarded by reference to the Fair Market Value of a Share on the date of the award of the Shares. Fractional Shares shall be rounded off to the nearest whole share. Such award shall be in lieu of fifty percent (50%) of the annual Board and Committee retainers otherwise payable to the Non-Employee Directors in cash. To the extent that there are insufficient Shares available for Awards, the Awards to all Non-Employee Directors for that year shall be proportionately reduced and the balance paid in cash.
      10.2     Discretionary Retainer Awards. Each Non-Employee Director shall annually have the option of receiving up to 100% of the applicable level of annual Board and committee retainers in Shares rather than cash. Should any Non-Employee Director desire to take advantage of this option, such Non-Employee Director shall so notify the Committee no later than seven (7) calendar days prior to each year’s annual meeting of stockholders, which notification shall advise the Committee the percentage over and above the mandatory 50% of the annual Board and committee retainers the Non-Employee Director wishes to receive in Shares rather than cash. The number of Shares that shall be awarded to any such Non-Employee Director under this provision shall be determined in the same manner as the awards described in Section 10.1 above.
      10.3     Non-Retainer Equity Awards. In addition to the Mandatory Retainer Award under Section 10.1 above, at the later of (i) the Board of Directors meeting immediately following the Company’s annual meeting of stockholders in each calendar year, and (ii) the third business day after the announcement of the Company’s earnings results for the quarter ended prior to the Company’s annual meeting of stockholders in each calendar year, each Non-Employee Director shall be granted an award of not more than 3,000 Shares (with the exact number of Shares to be determined by the Committee). Any Non-Employee Director appointed to the Board of Directors other than at the Company’s annual meeting of stockholders shall be granted upon his or her appointment an award of not more than 3,000 Shares (with the exact number of Shares to be determined by the Committee reduced proportionately based on the time remaining until the next annual meeting of stockholders).
      10.4     Deferral of Awards. Notwithstanding Sections 10.1, 10.2 and 10.3, each Non-Employee Director shall have the right to defer all or a portion of his or her Mandatory Retainer Awards under Section 10.1, Discretionary Awards under Section 10.2, and Non-Retainer Equity Awards under Section 10.3 under the SCS Transportation, Inc. Directors’ Deferred Fee Plan.

11.	Non-Transferability of Rights
      No rights under any Award shall be transferable otherwise than by will or the laws of descent and distribution. Notwithstanding the foregoing, to the extent allowed by Rule 16b-3 or any successor rule promulgated under the Securities Exchange Act of 1934, as amended from time to time, as then applicable to the Company’s benefit plans, the Committee may permit an NQSO to be transferred to a member or members of the Grantee’s immediate family, or to a trust for the benefit for such immediate family member(s) or a partnership, limited liability company, or similar entity in which such immediate family member(s) comprise the majority partners or equity holders. For purposes of this provision, a Grantee’s immediate family shall mean the Grantee’s spouse, children and grandchildren.

12.	Death or Termination of Employment of Employees
      12.1     Subject to the provisions of the Plan, the Committee may make such provisions concerning exercise or lapse of Options or SARs on death or termination of employment as it shall, in its discretion, determine. No such provision shall extend the Term of an Option or SAR, nor shall any such provision permit an Option or SAR to be exercised prior to six months after the date on which it was granted, except in the event of death or termination by reason of disability.
      12.2     Subject to the provisions of the Plan and pursuant to the Code, no ISO shall be exercisable as an ISO after the date which is three months following a Grantee’s termination of employment for any reason other than disability or death, or twelve months following a Grantee’s termination of employment by reason of disability. Following a Grantee’s death, the executor, administrator or other person acquiring an ISO by bequest or inheritance or by reason of the death of the Grantee may exercise it at any time during its remaining Term, provided the deceased Grantee was an employee either at the time of his death or within three months prior to death.
      12.3     The effect of death or termination of employment on Shares issued or issuable pursuant to any Restricted Stock Awards and on cash payable pursuant to a Performance Unit Award shall be as stated in the Award.
      12.4     Transfers of employment between the Company and a Subsidiary, or between Subsidiaries, shall not constitute termination of employment for purposes of any Award. The Committee may specify in the terms and conditions of an Award, whether any authorized leave of absence or absence for military or government service or for any other reason shall constitute a termination of employment for purposes of the Award and the Plan.

13.	Provisions Relating to Termination of the Company’s Separate Existence
      The Committee may provide that in the event the Company is to be wholly or partly liquidated, or agrees to participate in a merger, consolidation or reorganization in which it, or any entity controlled by it, is not the surviving entity, any and all Options and SARs granted under the Plan shall be immediately exercisable in full, any or all Restricted Stock Awards made under the Plan shall be immediately payable in full and any award agreement with respect to a Performance Unit Award will terminate and be of no further force and the amounts payable thereunder in such event shall be as specified in the award agreement. The Committee may also provide that the Grantees be paid the consideration received by stockholders in such transaction, minus (1) the Option price of the Grantee’s Options and (2) the Fair Market Value of Shares covered by SARs on the date of grant of the SARs, in full satisfaction of such Options and SARs.

14.	Writings Evidence Awards
      Each Award granted under the Plan shall be evidenced by a writing which may, but need not, be in the form of an agreement to be signed by the Grantee. The writing shall set forth the nature and size of the Award, its Term, the other terms and conditions thereof, other than those set forth in the Plan, and such other information as the Committee directs. Acceptance of any benefits of an Award by the Grantee shall be conclusively presumed to be an assent to the terms and conditions set forth therein, whether or not the writing is in the form of an agreement to be signed by the Grantee.

15.	Exercise of Rights Under Awards
      15.1     A person entitled to exercise an Option or SAR may do so by delivery of a written notice to that effect specifying the number of Shares with respect to which the Option or SAR is being exercised and any other information the Committee may prescribe.
      15.2     In the case of an exercise of an Option, the notice shall be accompanied by payment in full for the purchase price of any Shares to be purchased with such payment being made (i) in cash; (ii) in Shares having a Fair Market Value equivalent to the purchase price of such Option; (iii) in a combination thereof; or (iv) by means of a cashless exercise pursuant to the cashless exercise program offered by the Company (if any, and to the extent allowed by law). No Shares shall be issued upon exercise of an Option until full payment has been made therefor.
      15.3     The notice of exercise of an SAR shall be accompanied by the Grantee’s copy of the writing or writings evidencing the grant of the SAR and the related Option.
      15.4     Upon exercise of an Option or SAR, or grant of a Restricted Stock Award but before a distribution of Shares in satisfaction thereof, the Grantee may request in writing that the Shares to be issued in satisfaction of the Award be issued in the name of the Grantee or the Grantee and another person as joint tenants with right of survivorship or as tenants in common.
      15.5     If a Right of First Refusal has been required for some or all of the Shares applicable to an Option, SAR, or Restricted Stock Award, the Grantee shall be required to acknowledge in writing his or her understanding of such Right of First Refusal and the legend which shall be placed on the certificates for such Shares.
      15.6     All notices or requests provided for herein shall be delivered to the Secretary of the Company.

16.	Effective Date of the Plan and Duration
      16.1     The Plan shall become effective on January 23, 2003, subject to approval within one (1) year thereafter by the Company’s stockholders.
      16.2     No Awards may be granted under the Plan on or after January 22, 2013 although the terms of any Award may be amended at any time prior to the end of its Term in accordance with the Plan.

17.	Date of Award
      The date of an Award shall be the date on which the Committee’s determination to grant such Award is final, or such later date as shall be specified by the Committee.

18.	Shareholder Status
      No person shall have any rights as a stockholder by virtue of the grant of an Award under the Plan except with respect to Shares actually issued to that person.

19.	Postponement of Exercise
      The Committee may postpone any exercise of an Option or SAR or the distribution of any portion of a Restricted Stock Award or the grant of Shares for such time as the Committee, in its discretion, may deem necessary in order to permit the Company (i) to effect or maintain registration of the Plan or the Shares issuable upon the exercise of an Option or an SAR or distributable in satisfaction of a Restricted Stock Award or pursuant to a grant of Shares under the Securities Act of 1933, as amended, or the securities laws of any applicable jurisdiction, (ii) to permit any action to be taken in order to comply with restrictions or regulations incident to the maintenance of a public market for its Shares, or (iii) to determine that such Shares and the Plan are exempt from such registration or that no action of the kind referred to in (i) or (ii) above needs to be taken. The Company shall not be obligated by virtue of any terms and conditions of any Award or any provision of the Plan to recognize the exercise of an Option or an SAR or to sell or issue shares in violation of the Securities Act of 1933 or the law of any government having jurisdiction thereof. Any such postponement shall not extend the Term of an Option or SAR nor shorten the Term of any restriction attached to any Restricted Stock Award. Neither the Company nor its directors or officers shall have any obligation or liability to any Grantee, to the Grantee’s Successor or to any other person with respect to any Shares with respect to which the Option or SAR shall lapse because of such postponement or as to which issuance under a Restricted Stock Award was delayed.

20.	Termination, Suspension or Modification of Plan or Awards
      The Board may at any time terminate, suspend or modify the Plan, except that the Board shall not, without authorization of the Company’s stockholders in accordance with the requirements of Section 16, effect any change (other than through adjustment for changes in capitalization as herein provided) which:
      20.1     increases the aggregate number of Shares for which Awards may be granted;
      20.2     lowers the minimum Option price;
      20.3     lengthens the maximum period during which an Option or SAR may be exercised;
      20.4     increases the maximum amount a Grantee may be paid upon the exercise of an SAR;
      20.5     disqualifies any member of the Committee from being a “disinterested person” as defined in Rule 16b-3(b)(3)(i) promulgated under the Securities Exchange Act of 1934, as amended;
      20.6     changes the class of employees eligible to receive Awards; or
      20.7     extends the period of time during which Awards may be granted.
      No termination, suspension or modification of the Plan shall adversely affect any right acquired by any Grantee or any Successor under an Award granted before the date of such termination, suspension or modification, unless such Grantee or Successor shall consent; but it shall be conclusively presumed that any adjustment for changes in capitalization as provided for herein does not adversely affect any such right. Except as described above, the Committee may amend the Plan and any Award granted under the Plan as the Committee deems necessary or appropriate to comply with Section 409A of the Code.

21.	Adjustment for Changes in Capitalization
      Any increase in the number of outstanding Shares of the Company occurring through stock splits or stock dividends after the adoption of the Plan shall be reflected proportionately in an increase in the aggregate number of Shares then available for the grant of Awards under the Plan, or becoming available through the termination, surrender or lapse of Awards previously granted but unexercised, and an increase in the number of Shares subject to Awards then outstanding; and in the number of Shares available for grant under Section 10; and a proportionate reduction shall be made in the per Share option price as to any outstanding Options. Any fractional shares resulting from such adjustment shall be eliminated. If changes in capitalization other than those considered above shall occur, the Board shall make such adjustment in the number or class of Shares, remaining subject to Awards then outstanding and in the per Share Option price as the Board in its discretion may consider appropriate, and all such adjustments shall be conclusive upon all persons.

22.	Delivery of Shares in Lieu of Cash Incentive Awards
      22.1     Any employee otherwise eligible for an Award under the Plan who is eligible to receive a cash incentive payment from the Company under any management incentive plan may make application to the Committee in such manner as may be prescribed from time to time by the Committee, to receive Shares from the Plan in lieu of all or any portion of such cash payment.

      22.2     The Committee may in its discretion honor such application by delivering Shares from the Plan to such employee equal in Fair Market Value to that portion of the cash payment otherwise payable to the employee under such incentive plan for which a Share delivery is to be made in lieu of cash payment.
      22.3     Any Shares delivered to employees under the Plan in lieu of cash incentive payments shall come from the aggregate number of Shares authorized for use by the Plan and shall not be available for any other Awards under the Plan.

23.	Non-Uniform Determination
      The Committee’s determination under the Plan including, without limitation, determination of the persons to receive Awards, the form, amount and type of Awards, the terms and provisions of Awards and the written material evidencing such Awards, the grant of additional benefits in connection with any Award, and the granting or rejecting of applications for delivery of Shares in lieu of cash bonus or incentive payments need not be uniform and may be made selectively among otherwise eligible employees, whether or not such employees are similarly situated.

24.	Taxes
      The Company may withhold amounts necessary to satisfy its tax withholding obligations with respect to Awards.

25.	Tenure
      An employee’s right, if any, to continue in the employ of the Company or a Subsidiary shall not be affected by the fact that he or she has been granted an Award. At the sole discretion of the Committee, an employee terminated for Cause may be required to forfeit all of his or her rights under the Plan, except as to Options or SARs already exercised and Restricted Stock Awards on which restrictions have already lapsed.

26.	Application of Proceeds
      The proceeds received by the Company from the sale of its Shares under the Plan shall be used for general corporate purposes.

27.	Other Actions
      Nothing in the Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including the right to grant options for proper corporate purposes otherwise than under the Plan to any person, firm, corporation, association or other entity, or to grant options to, or assume options of, any person in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of all or any part of the business and assets of any person, firm, corporation, association or other entity.

28.	Governing Law
      The Plan and all determinations made and action taken pursuant hereto shall be governed by and construed in accordance with the laws of the state of Delaware, without regard to the principles of conflicts of law which might otherwise apply.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no choice is specified, this proxy will be voted “FOR” the nominees named hereon, and “FOR” proposals 2 and 3.
Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

Please mark your votes as	☒
indicated in this example

Proposals:
1.	Elect three directors, each for a term of three years:	FOR the nominees listed to the left (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for the nominee(s) listed to the left

		☐	☐
01 Linda J. French
02 William F. Martin, Jr.
03 Björn E. Olsson

To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below:

2.	Ratify the appointment of KPMG LLP as the Company’s independent auditors for 2005.	FOR ☐	AGAINST ☐	ABSTAIN ☐

		FOR	AGAINST	ABSTAIN
3.	Approve amendments to the SCS Transportation 2003 Omnibus Incentive Plan.	☐	☐	☐

Choose MLink(SM) for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.melloninvestor.com/isd where step-by-step instructions will prompt you through enrollment.

Dated:		, 2005

Signature

Signature

Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
• FOLD AND DETACH HERE •

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM
Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/scst Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR

Telephone
1-866-540-5760
Use any touch-tone telephone to
vote your proxy. Have your proxy	OR
card in hand when you call.

Mail
Mark, sign and date
your proxy card
and
return it in the
enclosed postage-paid
envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement
on the internet at www.scstransportation.com

SCS TRANSPORTATION, INC.
PROXY
ANNUAL MEETING OF SHAREHOLDERS, APRIL 20, 2005
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned hereby appoints DOUGLAS W. ROCKEL, HERBERT A. TRUCKSESS, III and JAMES J. BELLINGHAUSEN, and each of them, with full power of substitution, proxies of the undersigned to vote the shares of Common Stock of SCS Transportation, Inc. standing in the name of the undersigned or with respect to which the undersigned is entitled to vote, at the Annual Meeting of Shareholders of SCS Transportation, Inc., to be held at the Marriott Country Club Plaza, 4445 Main Street, Kansas City, Missouri, on Wednesday, April 20, 2005, at 10:00 a.m., and at any adjournments thereof. Without limiting the authority granted herein, the above named proxies are expressly authorized to vote as directed by the undersigned as to those matters set forth on the reverse side hereof and in their discretion on all other matters that are properly brought before the Annual Meeting.

     If more than one of the above named proxies shall be present in person or by substitution at such meeting or at any adjournment thereof, the majority of said proxies so present and voting, either in person or by substitution, shall exercise all of the powers hereby given. The undersigned hereby revokes any proxy heretofore given to vote at such meeting.

(Continued and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  •  FOLD AND DETACH HERE  •

You can now access your SCS Transportation, Inc. account online.

Access your SCS Transportation, Inc. shareholder account online via Investor ServiceDirect® (ISD).

Mellon Investor Services LLC, Transfer Agent for SCS Transportation, Inc., now makes it easy and convenient to get current information on your shareholder account.

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form
• Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com

For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time